            As filed with the Securities and Exchange Commission on May 24, 2006
                                                   1933 Act File No. 333- 128887
                                                    1940 Act File No. 811- 21820

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933   [ ]

                          PRE-EFFECTIVE AMENDMENT NO. 2    [X]

                          POST-EFFECTIVE AMENDMENT NO.     [ ]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940    [ ]

                                 AMENDMENT NO. 2           [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                      EATON VANCE CREDIT OPPORTUNITIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 482-8260

                                 ALAN R. DYNNER
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
                     NAME AND ADDRESS (OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

           MARK P. GOSHKO, ESQ.                         THOMAS A. HALE, ESQ.
KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP   SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
       STATE STREET FINANCIAL CENTER             333 WEST WACKER DRIVE, SUITE 2100
      ONE LINCOLN STREET, 16TH FLOOR                  CHICAGO, ILLINOIS 60606
       BOSTON, MASSACHUSETTS 02111

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box):
          [ ] when declared effective pursuant to Section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------------------------
                                                PROPOSED         PROPOSED
                                                 MAXIMUM          MAXIMUM
                              AMOUNT BEING      OFFERING         AGGREGATE         AMOUNT OF
    TITLE OF SECURITIES        REGISTERED    PRICE PER UNIT   OFFERING PRICE   REGISTRATION FEES
      BEING REGISTERED             (1)             (1)              (1)            (1)(2)(3)
    -------------------       ------------   --------------   --------------   -----------------
Common Shares of Beneficial
Interest, $0.01 par value      10,000,000        $20.00        $200,000,000        $21,400.00
------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

(2) Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

(3) A registration fee of $117.70 was previously paid in connection with the intitial filing filed on October 7, 2005.

                                   ----------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING OFFERS TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS       SUBJECT TO COMPLETION                  May 24, 2006
--------------------------------------------------------------------------------

   [EATON VANCE                    SHARES
     LOGO]
                          EATON VANCE CREDIT OPPORTUNITIES FUND
                          COMMON SHARES

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES. Eaton Vance Credit Opportunities Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation. The Fund will pursue its objectives primarily by investing opportunistically in various credit-related investments as described below. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT ADVISER. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). As of March 31, 2006, Eaton Vance and its subsidiaries managed approximately $116.5 billion on behalf of funds, institutions and individual clients, including approximately $44.6 billion in fixed income and floating-rate income assets.

PORTFOLIO CONTENTS. The Fund will pursue its objectives primarily by investing opportunistically in various credit-related investments. "Credit-related investments" are debt securities, instruments and obligations of corporate and other non-governmental entities and issuers. Under normal market conditions, the Fund will invest at least 80% of its total assets in (1) publicly and privately issued debt securities and (2) bank loans and loan participations, including senior secured, "second lien" secured and other types of secured and unsecured loan obligations. The Fund is not obligated to hold investments in each category and may at times focus its investments in a single category or in a particular type of investment within a single category. The Fund may invest in credit-related investments of any credit quality, and may invest without limitation in securities and obligations that are of below investment grade quality, including so-called "junk bonds" and loan obligations of similar quality. Securities and obligations of below investment grade credit quality have high risk and speculative characteristics. The Fund will not maintain fixed duration or maturity policies, and may invest in securities and obligations of any duration or maturity. The Fund's investments may include obligations of issuers that are in distressed financial circumstances, including obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories by a rating agency. The Fund may invest without limitation in securities and obligations of both domestic and foreign issuers and obligors, except that the Fund will not invest in securities or obligations of issuers or obligors located in emerging markets.

INVESTMENT RATIONALE. The Adviser believes that different credit-related investments offer widely varying return profiles and risk characteristics. The attractiveness of particular credit-related investments and different categories of credit-related investments will vary substantially from one to another and over time based on differences in yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or
default.                       (continued on inside cover page)

BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. THE SHARES OF CLOSED-END INVESTMENT COMPANIES OFTEN TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE, WHICH MAY INCREASE INVESTORS' RISK OF LOSS. THE RISK WILL BE GREATER FOR INVESTORS WHO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD OF TIME AFTER COMPLETION OF THE PUBLIC OFFERING.

BEFORE BUYING ANY COMMON SHARES YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND IN "INVESTMENT OBJECTIVES, POLICIES AND RISKS" BEGINNING ON PAGE 17 OF THIS PROSPECTUS. CERTAIN OF THE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY--SPECIAL RISK CONSIDERATIONS" BEGINNING ON PAGE 6 OF THIS PROSPECTUS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                              PRICE TO PUBLIC   SALES LOAD(1)     PROCEEDS TO FUND(2)
---------------------------------------------------------------------------------------------------------------------
Per common share                                                $    20.00       $     0.90           $    19.10
---------------------------------------------------------------------------------------------------------------------
Total                                                           $                $                    $
---------------------------------------------------------------------------------------------------------------------
Total assuming full exercise of the over-allotment option       $                $                    $
---------------------------------------------------------------------------------------------------------------------

                                                (See notes on inside cover page)

The underwriters are offering the common shares subject to various conditions
and expect to deliver the common shares to purchasers on or about          ,
2006.

UBS INVESTMENT BANK       MERRILL LYNCH & CO.                       A.G. EDWARDS

RBC CAPITAL MARKETS               WELLS FARGO SECURITIES           JANNEY MONTGOMERY SCOTT LLC
FERRIS, BAKER WATTS            J.J.B. HILLIARD, W.L. LYONS,    WEDBUSH MORGAN SECURITIES, INC.
                                           INC.
  INCORPORATED

--------------------------------------------------------------------------------
(Notes continued from previous page)

(1) Eaton Vance (not the Fund) may pay certain additional compensation to qualifying Underwriters. See "Underwriting." Eaton Vance (not the Fund) will pay UBS Securities LLC a structuring fee pursuant to an agreement between UBS Securities LLC and Eaton Vance. See "Underwriting." The total compensation received by the Underwriters will not exceed 9.0% of the aggregate initial offering price of the common shares offered hereby.

(2)  In addition to the sales load, the Fund will pay offering expenses of up to
     $0.04 per common share, estimated to total $    , which will reduce the
     "Proceeds to the Fund" (above). Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund's offering costs (other than sales loads) exceed $0.04 per common share. Eaton Vance or an affiliate has agreed to reimburse all Fund organizational costs.

(continued from previous page)

The risk-adjusted performance of income portfolios may be enhanced by diversifying holdings across a range of investments with differing characteristics and return profiles. The Adviser believes that risk-adjusted performance may be further enhanced by taking an opportunistic approach to investing, shifting allocations among different categories of investments at different points in the credit cycle to emphasize those investments and categories of investments best suited to the current environment and outlook.

The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. The Fund may hold short positions in credit-related securities and instruments either for hedging or non-hedging purposes. During temporary periods or for defensive purposes, the Fund may invest without limitation in U.S. Government securities. As an alternative to holding investments directly, the Fund may also obtain investment exposure to either of its principal investment categories through the use of derivative instruments and/or by investing in other investment companies, including registered investment companies, and/or other pooled investment vehicles. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Pooled vehicles in which the Fund may invest include mortgage real estate investment trusts and master limited partnerships, business development companies and other entities holding primarily credit-related investments. Investments in other investment companies and pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by holders of the Fund's common shares ("Common Shareholders"). Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees.

EXCHANGE LISTING. The Fund has applied for the listing of its common shares on the New York Stock Exchange under the symbol "EOE."

The Fund expects to employ financial leverage through the issuance of debt or preferred or other securities that are senior to the Common Shares, initially equal to approximately 30% to 40% of its gross assets (including the amount obtained through leverage). The Adviser anticipates that the use of leverage will result in higher income to Common Shareholders over time. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. The fee paid to Eaton Vance will be calculated on the basis of the Fund's gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of debt or preferred securities do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS--USE OF LEVERAGE AND RELATED RISKS" AT PAGE 40 AND "DESCRIPTION OF CAPITAL STRUCTURE" AT PAGE 58.

This Prospectus sets forth concisely information you should know before investing in the common shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated
          , 2006, has been filed with the Securities and Exchange Commission (the "SEC") and can be obtained

--------------------------------------------------------------------------------
                                       II
without charge by calling 1-800-225-6265 or by writing to the Fund. A table of contents to the Statement of Additional Information is located at page 68 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials: at the SEC's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); the EDGAR database on the SEC's internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC's public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters named in the Prospectus may purchase up to           additional
common shares from the Fund under certain circumstances.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

Until           , 2006 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus summary....................    1
Summary of Fund expenses..............   15
The Fund..............................   17
Use of proceeds.......................   17
Investment objectives, policies and
  risks...............................   17
Management of the Fund................   52
Distributions.........................   54
Federal income tax matters............   55
Dividend reinvestment plan............   57
Description of capital structure......   58
Underwriting..........................   64
Custodian and transfer agent..........   66
Legal opinions........................   66
Reports to stockholders...............   66
Independent registered public
  accounting firm.....................   66
Additional information................   67
Table of contents for the Statement of
  Additional Information..............   68
The Fund's privacy policy.............   69

--------------------------------------------------------------------------------
                                       III

Prospectus summary

This is only a summary. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

THE FUND

Eaton Vance Credit Opportunities Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation. The Fund will pursue its objectives primarily by investing opportunistically in various credit-related investments as described below.

Investments are based on Eaton Vance Management's ("Eaton Vance" or the "Adviser") internal research and ongoing credit analysis, which is generally not available to individual investors. Eaton Vance believes that the Fund may be appropriate for investors seeking an investment vehicle that provides a high level of current income and potential capital appreciation, based on a flexible approach to credit-related investing. The Fund's net asset value and distribution rate will vary and may be affected by numerous factors, including the Fund's asset allocation and changes in the credit quality of issuers, changes in credit spreads, changes in interest rates, changes in currency exchange rates and other market factors. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage, which is a speculative investment technique. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

THE OFFERING

The Fund is offering           common shares of beneficial interest, par value
$0.01 per common share (the "Common Shares"), through a group of underwriters (the "Underwriters") led by UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. The Underwriters have been
granted an option to purchase up to           additional Common Shares solely to
cover orders in excess of           Common Shares. The initial public offering
price is $20.00 per share. The minimum purchase in this offering is 100 Common Shares ($2,000). See "Underwriting." Eaton Vance or an affiliate has agreed to
(i) reimburse all organizational costs and (ii) pay all offering costs (other than sales loads) that exceed $0.04 per Common Share.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES
The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation.

INVESTMENT RATIONALE
The Adviser believes that different credit-related investments offer widely varying return profiles and risk characteristics. "Credit-related investments" are debt securities, instruments and obligations of corporate and other non-governmental entities and issuers. The attractiveness of particular credit-related investments and different categories of credit-related investments will vary substantially from one to another and over time based on differences in yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default. The risk-adjusted performance of income portfolios may be enhanced by diversifying holdings across a range of investments with differing characteristics and return profiles. The Adviser believes that risk-adjusted performance may be further enhanced by taking an opportunistic approach to investing, shifting allocations among different categories of investments at different points in the credit cycle to emphasize those investments and categories of investments best suited to the current environment and outlook.

PORTFOLIO PARAMETERS
The Fund will pursue its objectives primarily by investing opportunistically in credit-related investments. Under normal market circumstances, the Fund will invest at least 80% of its total assets in the following categories of credit-related investments (collectively, the Fund's "principal investment categories"): (1) publicly and privately issued bonds and other debt securities ("Bonds"), including Bonds, commonly known as "junk bonds," that are of below investment grade quality (rated below Baa3- by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Ratings Group ("S&P") and Fitch Ratings ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality) ("Non-Investment Grade Bonds") and (2) loans and loan participations (collectively, "Loans"), including senior secured floating rate Loans ("Senior Loans"), "second lien" secured floating rate Loans ("Second Lien Loans"), and other types of secured and unsecured Loans with fixed and variable interest rates. The Adviser has broad discretion to allocate the Fund's assets between and within its principal investment categories and to change allocations over time as conditions warrant. The Fund is not obligated to hold investments in each category and may at times focus its investments in a single category or in a particular type of investment within a single category. In order to pursue effectively its opportunistic investment strategy, the Fund will not maintain fixed duration, maturity or credit quality policies. The Fund may invest in credit-related investments of any credit quality. Similar to the Non-Investment Grade Bonds in which the Fund invests, Senior Loans, Second Lien Loans and certain other instruments in which the Fund invests will typically be of below investment grade quality. Accordingly, it is expected that in many circumstances the Fund will invest predominantly in credit-related investments that are below investment grade quality. The Fund's investments in Bonds and Loans may include obligations of entities and issuers that are in distressed financial circumstances, including obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories (Ca or lower by Moody's or CC or lower by S&P and Fitch or, if unrated, are considered by the Adviser to be of comparable quality ("Distressed Debt Obligations")). The Fund will not invest more than 15% of its total assets in interest-bearing investments that, at the time of purchase, are not current on their interest payment obligations. The Fund may invest in securities and obligations of any duration or maturity. It may be subject to higher risk when holding long duration and long maturity positions. See "Investment objectives, policies and risks--Additional Risk Considerations--Duration and maturity risk." The Fund may invest without limitation in securities and obligations of both domestic and foreign issuers and obligors, except that the Fund will not invest in securities or obligations of issuers or obligors located in emerging markets. The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. The Fund may hold short positions in credit-related securities and instruments either for hedging or non-hedging purposes. During temporary periods or for defensive purposes, the Fund may invest without limitation in U.S. Government securities.

As an alternative to holding investments directly, the Fund may also obtain investment exposure to either of its principal investment categories through the use of derivative instruments and/or by investing in other investment companies, including registered investment companies, and/or other pooled investment vehicles. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Pooled vehicles in which the Fund may invest include mortgage real estate investment trusts ("REITs") and master limited partnerships, business development companies and other entities holding primarily credit-related investments. For this purpose, "registered investment companies" means investment companies that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and "private investment funds" means privately offered pooled investment funds that are excluded from the definition of "investment company" under the 1940 Act by operation of Section 3(c)(1) or 3(c)(7) thereof. Investments in other investment companies and pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by holders of the Fund's Common Shares ("Common Shareholders"). Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees.

The Fund may purchase and sell derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to change the duration of the Fund. The Fund currently intends to invest in the following types of derivative instruments, although it retains the flexibility in the future to invest in other such instruments: purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts and exchange-traded and over-the-counter options on securities, indices or currencies; interest rate swaps; credit default swaps; total return swaps; forward rate contracts and options thereon; structured notes; foreign exchange hedging instruments; and derivatives based on various Loan and Bond indices. In order to help protect the soundness of derivative transactions and outstanding derivative positions, Eaton Vance requires derivative counterparties to have a minimum credit rating of A from Moody's (or comparable rating from another nationally recognized statistical rating agency ("Rating Agency")) and monitors such rating on an on-going basis. Although the Fund may generally invest without limitation in derivative instruments, guidelines of a Rating Agency that rates preferred shares issued by the Fund may limit the Fund's ability to engage in such transactions.

INVESTMENT PROCESS
A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments, including determining allocations between and within the Fund's principal investment categories. Members of the investment team with specialized experience are responsible for the day-to-day portfolio management within each of the Fund's main investment categories. The Fund's investments are actively managed, and may be bought or sold on a daily basis. The Adviser attempts to manage income and enhance returns through timely trading. In selecting investments for the Fund, the Adviser focuses on active credit analysis, duration management, broad diversification among issuers, industries and sectors, and other risk management techniques. The Adviser seeks to invest in credit-related investments that provide high current income and a favorable balance of return and risk, based on the Adviser's analysis of issuer credit considerations and its outlook for particular industries, the economy and the credit markets generally. The Adviser uses a variety of techniques that are designed to control risk and minimize the Fund's exposure to loss of principal value due to defaults and declines in the value of portfolio investments. The Fund also attempts to identify investments that may appreciate in value based on the Adviser's assessment of credit characteristics, interest rates and other factors.

The Adviser's staff monitors the credit quality and price of securities and instruments held by the Fund, as well as other securities and instruments that are available for investment. The Fund may hold investments of any credit quality, including securities and instruments rated in the lowest quality category by one or more Rating Agencies and unrated securities or instruments of equivalent quality. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the Rating Agencies. In evaluating the quality of a particular security or instrument, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. The Fund is not required to dispose of an investment in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such an investment, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such investment, the price at which such investment could be sold and the rating, if any, assigned to such investment by other Rating Agencies.

The Fund's investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole. The Fund will not invest its assets according to predetermined weightings in particular issuers, industries or sectors. Instead, the Adviser will attempt to identify attractive investments in a variety of industries and sectors through the application of fundamental research, utilizing independent credit analysis and proprietary analytical tools. Based on the Adviser's outlook, the Fund may make significant issuer, industry or sector shifts depending upon changes in economic conditions, relative valuations and credit spreads. The Fund will not invest 25% or more of its assets in issuers in a single industry or group of industries. The Fund will not invest more than 5% of its assets in the securities or obligations of a single issuer, other than the United States Government.

LISTING

The Fund has applied for the listing of its common shares on the New York Stock Exchange under the symbol "EOE."

LEVERAGE

The Fund expects to employ financial leverage through the issuance of debt or preferred or other securities that are senior to the Common Shares. The Fund intends initially to employ financial leverage equal to approximately 30% to 40% of its gross assets (including the amount obtained through leverage). The Fund generally will not use financial leverage if the Adviser anticipates that it would result in a lower return to Common Shareholders over time. Use of financial leverage creates an opportunity for increased income and return for Common Shareholders but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the Common Shares), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently intends to issue senior securities for leverage purposes approximately one to three months after completion of this offering, subject to market conditions. The Fund may be subject to investment restrictions of a Rating Agency and/or bank lenders as a result. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Eaton Vance in managing the Fund's portfolio in accordance with its investment objective and policies. See "Description of capital structure--Preferred Shares."

The costs of a financial leverage program will be borne by Common Shareholders and consequently will result in a reduction of the net asset value of Common Shares. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from the issuance of preferred shares and/or borrowings. In this regard, holders of debt or preferred securities do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee. See "Investment objectives, policies and risks--Use of Leverage and Related Risks" and "Management of the Fund--The Adviser."

Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund's use of derivative instruments exposes the Fund to special risks. See "Investment objective, policies and risks--Additional Investment Practices" and "Investment objective, policies and risks--Additional Risk Considerations."

INVESTMENT ADVISER AND ADMINISTRATOR

Eaton Vance, a wholly-owned subsidiary of Eaton Vance Corp., is the Fund's investment adviser and administrator ("Eaton Vance" or the "Adviser"). As of March 31, 2006, Eaton Vance and its subsidiaries managed approximately $116.5 billion on behalf of funds, institutions and individual clients, including approximately $44.6 billion in fixed income and floating-rate income assets.

DISTRIBUTIONS

Commencing with the Fund's first distribution, the Fund intends to make regular monthly cash distributions to Common Shareholders. The amount of each monthly distribution will vary depending on a number of factors, including distributions payable on the preferred shares or other costs of financial leverage. As portfolio and market conditions change, the rate of distribution on the Common Shares and the Fund's distribution policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued distributions on any outstanding preferred shares or other costs of financial leverage). The initial distribution to Common Shareholders is expected to be declared approximately 45 days and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions.

The net investment income of the Fund will consist of all interest income accrued on portfolio investments, short-term capital gain (including short-term gains on options, futures and forward positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. Substantially all of the Fund's investment company taxable income will be distributed each year. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). To the extent that the Fund's net investment income and net capital gain for any year exceed the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. If the Fund's total monthly distributions in any year exceed the amount of its net investment income and net capital gain for the year, any such excess would be characterized as a return of capital for federal income tax purposes. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares pursuant to the Fund's dividend reinvestment plan. See "Dividend reinvestment plan."

DIVIDEND REINVESTMENT PLAN

The Fund has established a dividend reinvestment plan (the "Plan"). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See "Dividend reinvestment plan."

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Fund's Board of Trustees (the "Board"), in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. Investors should note that the issuance of preferred shares to provide investment leverage could make a conversion to open-end form more difficult because of the voting rights of preferred shareholders, the costs of redeeming preferred shares and other factors. See "Description of capital structure."

SPECIAL RISK CONSIDERATIONS

NO OPERATING HISTORY
The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

INCOME RISK
The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors' income from the Fund could drop as well. The Fund's income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund's investments include floating-rate Loans and other floating-rate instruments.

CREDIT RISK
Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

PREPAYMENT RISK
During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, potentially causing the Fund to incur capital loss and/or to reinvest in lower yielding obligations. This is known as call or prepayment risk. Certain debt obligations have call protection features that permit the issuer to redeem the security or instrument prior to a stated date only if certain prescribed conditions are met ("call protection"). An issuer may redeem a security or instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Corporate Bonds typically have limited call protection. Loans typically have little or no call protection. For premium Bonds and premium Loans (Bonds and Loans priced above their par or principal value) held by the Fund, prepayment risk is enhanced.

ISSUER RISK
The value of credit-related obligations may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

NON-INVESTMENT GRADE BONDS RISK
The Fund's investments in Non-Investment Grade Bonds are predominantly speculative because of the credit risk of their issuers. While normally offering higher yields, Non-Investment Grade Bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of Non-Investment Grade Bonds are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for or to sell these securities.

SENIOR LOANS RISK
The risks associated with Senior Loans of below investment grade quality are similar to the risks of Non-Investment Grade Bonds, although Senior Loans are typically senior and secured in contrast to Non-Investment Grade Bonds, which are generally subordinated and unsecured. Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than Non-Investment Grade Bonds, which are typically fixed rate. The Fund's investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans.

SECOND LIEN LOANS RISK
Second Lien Loans are subject to the same risks associated with investment in Senior Loans and Non-Investment Grade Bonds. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure. See "Investment objectives, policies and risks--Portfolio Contents--Second Lien Loans" for a discussion of the valuation of Second Lien Loans.

OTHER SECURED LOANS RISK
Secured Loans other than Senior Loans and Second Lien Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and Non-Investment Grade Bonds. However, such Loans may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured Loans, which would create greater credit risk exposure. See "Investment objectives, policies and risks--Portfolio Contents--Other secured Loans" for a discussion of the valuation of other secured Loans.

UNSECURED LOANS RISK
Unsecured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans, other secured Loans and Non-Investment Grade Bonds. However, because unsecured Loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and other secured Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured Loans, which would create greater credit risk exposure. See "Investment objectives, policies and risks--Portfolio Contents--Unsecured Loans" for a discussion of the valuation of Unsecured Loans.

PRIVATE DEBT INVESTMENTS RISK
The Fund may invest in privately issued secured and unsecured debt of both public and private companies. Private debt investments generally are of non-investment grade quality, frequently are unrated and present many of the same risks as investing in non-investment grade Loans and Non-Investment Grade Bonds. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning such companies' creditworthiness and other investment considerations. Because there is often no readily available trading market for private debt investments, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private debt investments are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of private debt investments as compared to investments in public debt securities because there is less reliable objective data available. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

OTHER INVESTMENT COMPANIES AND OTHER POOLED VEHICLES RISK
In addition to direct investments in Bonds and Loans, the Fund may obtain exposure to credit-related investments by investing in other investment companies and/or other pooled investment vehicles holding primarily credit-related investments. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Investments in other investment companies and other pooled vehicles present certain special considerations and risks not present in making direct investments in Bonds and Loans. Investments in other investment companies and other pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees. To the extent management fees of private investment funds and other pooled vehicles are based on total gross assets, it may create an incentive and therefore a potential conflict of interest for such entities' managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Fees payable to advisers and managers of other investment companies and other pooled investment vehicles in which the Fund invests may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in other investment companies and other pooled vehicles frequently expose the Fund to an additional layer of financial leverage. Investments in other investment companies and other pooled vehicles expose the Fund to additional management risk. The success of the Fund's investments in other investment companies and other pooled vehicles will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Adviser will seek to evaluate managers of private investment funds and other pooled vehicles and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities' managers is nevertheless present with such investments. Certain private investment funds in which the Fund participates may involve capital call provisions under which the Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be infrequent. Certain private investment funds may be subject to "lock-up" periods of a year or more. The valuation of investments in private investment funds often will be based upon valuations provided by the adviser or manager and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the fund holds substantial investments the values of which are determined by the adviser or manager based upon a fair valuation methodology. Incentive fees paid to the advisers and managers of pooled vehicles may cause conflicts in the fair valuation of investment holdings by a private investment fund's adviser or manager.

ASSET-BACKED SECURITIES RISK
The Fund may invest in certain asset-backed and structured credit securities (collectively, "Asset-Backed Securities"), including collateralized debt obligations ("CDOs"). Asset-Backed Securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generically called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of underlying assets consisting of debt obligations, typically Senior

Loans and/or Non-Investment Grade Bonds. A CDO's assets are used as collateral to support various debt and equity tranches issued by the SPV. The underlying assets (e.g., debt obligations) of a CDO are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CDO. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of CDO securities also may change because of changes in market value, that is changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

VALUATION OF BONDS AND LOANS
The Adviser normally uses an independent pricing service to value most Bonds and Loans held. The Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

DISTRESSED DEBT OBLIGATIONS RISK
Distressed Debt Obligations generally present the same risks as investment in Non-Investment Grade Bonds and Loans of below investment grade quality. However, in most cases, the risks of Distressed Debt Obligations are of greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of Distressed Debt Obligations may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principal payments on Distressed Debt Obligations may be in default. Distressed Debt Obligations present a risk of loss of principal value, including potentially a total loss of value. Distressed Debt Obligations may be highly illiquid and the prices for which Distressed Debt Obligations may currently be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations.

DERIVATIVES RISK
Positions in derivatives (such as options, swaps, and forward contracts and futures and options thereon) may subject the Fund to substantial loss of principal in relation to the Fund's investment amount. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives positions held by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

TAX RISK
The Fund may invest in derivative instruments such as swaps, "SAMIs" and other instruments in order to obtain investment exposure to its principal investment categories or for other purposes. The Fund intends to invest in such instruments only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company for federal tax purposes. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. Accordingly, in such event, the Fund's ability to achieve its investment objectives would be adversely affected and Common Shareholders would be subject to the risk of diminished investment returns.

EFFECTS OF FINANCIAL LEVERAGE
There can be no assurance that a financial leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares and costs of borrowings may affect the return to Common Shareholders. To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or borrowing program will be borne by Common Shareholders and consequently will result in a reduction of the net asset value of Common Shares.

As discussed under "Management of the Fund," the fee paid to Eaton Vance will be calculated on the basis of the Fund's gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of debt or preferred securities do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee. See "Investment objectives, policies and risks--Use of Leverage and Related Risks."

The Fund currently intends to seek a AA or equivalent credit rating from a Rating Agency on any preferred shares it issues. The Fund may be subject to investment restrictions of the Rating Agency as a result. Any bank lender in connection with a credit facility or commercial paper program may also impose specific restrictions as a condition to borrowing. Such restrictions imposed by a Rating Agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Eaton Vance in managing the Fund's portfolio in accordance with its investment objectives and policies. See "Description of capital structure--Preferred Shares" and "Description of capital structure--Credit Facility/Commercial Paper Program."

Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund's use of derivative instruments exposes the Fund to special risks. See "Investment objectives, policies and risks--Additional Investment Practices" and "Investment objectives, policies, and risks--Additional Risk Considerations."

INTEREST RATE RISK
The value of Fund shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate investments held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate investments held by the Fund can be expected to decline. Floating-rate investments held by the Fund may also fluctuate in value due to changes in interest rates because of a time lag between when interest rates rise and when rates on the investments are reset. Because U.S. interest rates have recently been at low levels by historical standards, there may be a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. Fluctuations in the value of fixed-rate investments held by the Fund will not affect interest income received on the investments, but will be reflected in the Fund's net asset value. Fixed-rate investments with longer durations tend to be more sensitive to changes in interest rates than investments with shorter durations, usually making them more volatile. During periods when the Fund's portfolio of investments has an intermediate or longer term average dollar-weighted duration (including the effects of anticipated leverage), the Common Shares' net asset value and market price per Common Share will tend to fluctuate more in response to changes in market interest rates than when the Fund holds primarily shorter duration investments. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there can be no assurance that it will do so or that such strategies will be successful.

EQUITY RISK
The Fund may hold equity interests acquired in conjunction with investments in Bonds or Loans of the same or a related issuer, which may include equity interests embedded in or attached to a Bond or a Loan, equity interests that are separate investments in which the Fund has the ability to invest by virtue of its ownership of a Bond or Loan of the same or a related issuer, and equity interests received in respect of ownership of a Bond or a Loan in connection with a financial restructuring or reorganization. Such investments may include, among other equity interests, common and preferred stock, warrants and stock participation rights. The Fund's investments in other investment companies and other pooled investment vehicles will also generally be in the form of equity interests. Each of these investments exposes the Fund to equity risk. Common stocks represent the residual interest in the assets of an issuer after meeting all claims and the interests of any preferred stock outstanding. As such, common stock is inherently more risky than the Bonds and Loans of the issuer. Although publicly traded common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concern about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real values during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer's common stock. As such, preferred stock is inherently more risky than the Bonds and Loans of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of "non-cumulative" preferred stocks) or defer (in the case of "cumulative" preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

FOREIGN INVESTMENT RISK
The Fund may invest without limitation in securities and obligations of foreign issuers and obligors denominated in U.S. dollars, Euros, Canadian dollars, British pounds and other currencies. Investment in foreign issuers may involve certain special risks due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates in the case of investments denominated in foreign currencies, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities and obligations of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas.

FOREIGN CURRENCY RISK
The Fund's Common Shares are priced in U.S. dollars and the Fund's distributions are paid in U.S. dollars. To the extent the Fund's assets are denominated in currencies other than the U.S. dollar there is a risk that the value of such assets and/or the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

SHORT SALES RISK
The Fund may make use of short sales for investment and risk management purposes, including when the Adviser anticipates that the market price of a security or instrument will decline or will underperform relative to the investments held in the Fund's portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund will ordinarily engage in "uncovered" short sales, where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The Adviser's use of short sales in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns.

LIQUIDITY RISK
The Fund may invest without limitation in securities and obligations for which there is no readily available trading market or which are otherwise illiquid, including certain Non-Investment Grade Bonds, Loans and Distressed Debt Obligations. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities and obligations, thereby adversely affecting the Fund's net asset value and ability to make distributions.

REINVESTMENT RISK
Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments. A decline in income could affect the Common Shares' distribution rate and their overall return.

INFLATION RISK
Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, distribution rates of preferred shares would likely increase, which would tend to further reduce returns to Common Shareholders.

DURATION AND MATURITY RISK
The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above.

MARKET PRICE OF SHARES
The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Common Shares may be less than the public offering price. This risk may be greater for investors who sell their Common Shares in a relatively short period after completion of the public offering.

MANAGEMENT RISK
The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the portfolio managers to develop and effectively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance and the portfolio managers will be successful in developing and implementing the Fund's investment strategy. Decisions made by Eaton Vance and the portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

MARKET DISRUPTION
The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have raised short-term market risk and may have adverse long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact the value of investments held by the Fund, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

ANTI-TAKEOVER PROVISIONS
The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board and have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over net asset value. See "Description of capital structure--Anti-takeover Provisions in the Declaration of Trust."

Summary of Fund expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table assumes the issuance of preferred shares in an amount equal to 29% of the Fund's total assets and borrowings through a commercial paper program in an amount equal to 9% of the Fund's total assets for total leverage in an amount equal to 38% of the Fund's total assets (including the proceeds of all such leverage), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Common Shareholder transaction expenses
  Sales load paid by you (as a percentage of offering
     price).................................................  4.50%
  Expenses borne by the Fund................................  0.20%(1)
  Preferred shares offering expenses borne by Fund..........  0.64%(2)
  Dividend reinvestment plan fees...........................   None(3)

                                                                           PERCENTAGE OF NET ASSETS
                                                                      ATTRIBUTABLE TO COMMON SHARES
                                                          (ASSUMING LEVERAGE AS DESCRIBED ABOVE)(4)
---------------------------------------------------------------------------------------------------
Annual expenses
  Management fee.......................................                      1.21%
  Other expenses.......................................                      0.32%
  Interest payments on borrowed funds..................                      0.75%(5)
                                                                            -----
  Total annual expenses................................                      2.28%
  Fee and expense reimbursements (years 1-5)...........                     (0.32)%(6)
                                                                            -----
  Net annual expenses (years 1-5)......................                      1.96%(6)
                                                                            =====
Dividends on preferred shares..........................                      2.27%
Total net annual Fund operating expenses and dividends
  on preferred shares..................................                      4.23%

The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 12,500,000 Common Shares. See "Management of the Fund" and "Dividend reinvestment plan."

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45, estimated offering expenses of this offering of $2, the estimated preferred share offering costs assuming preferred shares are issued representing 29% of the Fund's total assets (after issuance) of $6.40), assuming (1) total net annual expenses of 1.96% of net assets attributable to Common Shares in years 1 through 5, increasing to 2.28% in years 9 and 10, (2) dividends on preferred shares of 2.27% and (3) a 5% annual return(7):

1 YEAR   3 YEARS   5 YEARS   10 YEARS(8)
----------------------------------------
$94       $175      $257        $480

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.
------------
(1) Eaton Vance or an affiliate has agreed to reimburse all organizational costs and pay all offering costs (other than sales load) that exceed $0.04 per Share (0.20% of offering price).

(2) The costs of offering preferred shares is estimated to be slightly more than 1.35% of the total amount of the preferred share offering, will effectively be borne by Common Shareholders and result in the reduction of the net asset value of the Common Shares. Assuming the issuance of preferred shares in an amount equal to 29% of the Fund's total assets (after issuance), those offering costs are estimated to be not more than approximately $1,588,000 or $0.13 per common share (0.64% of the offering price).

(3) You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4) Stated as percentages of net assets attributable to Common Shares assuming no issuance of preferred shares or borrowings, the Fund's expenses would be estimated to be as follows:

                                                                         PERCENTAGE OF NET ASSETS
                                                                    ATTRIBUTABLE TO COMMON SHARES
                                                                           (ASSUMING NO LEVERAGE)
      -------------------------------------------------------------------------------------------
      Annual expenses
        Management fee............................................               0.75%
        Other expenses............................................               0.19%
        Interest payments on borrowings...........................               None
                                                                               ------
        Total annual expenses.....................................               0.94%
        Fees and expense reimbursements (years 1-5)...............              (0.20)%
                                                                               ------
        Net annual expenses (years 1-5)...........................               0.74%
                                                                               ======

(5) Assumes interest expense based on an interest rate on borrowings of 5.20% and a dividend rate on preferred shares of 4.85%. Such rates are estimates and may differ based on varying market conditions that may exist as and when borrowings are made and preferred shares are issued.

(6) Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of average daily total assets of the Fund for the first 5 full years of the Fund's operations, 0.15% of average daily total assets of the Fund in year 6, 0.10% in year 7 and 0.05% in year
    8. For this purpose, total assets (and gross assets in "Management of the Fund--The Adviser") shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed. Without the reimbursement, Total annual expenses would be estimated to be 2.28% of average daily net assets attributable to Common Shares (or, assuming no issuance of preferred shares or borrowings, 0.94% of average daily net assets) and total annual expenses and dividends on preferred shares would be estimated to be 4.55% of average daily net assets attributable to Common Shares. Eaton Vance may voluntarily reimburse additional fees and expenses but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time.

(7) The example assumes that the estimated Other expenses set forth in the Annual expenses table are accurate, that fees and expenses increase as described in note 2 below and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(8) Assumes reimbursement of fees and expenses of 0.15% of average daily total assets of the Fund in year 6, 0.10% in year 7 and 0.05% in year 8 and no reimbursement of fees or expenses in years 9 and 10. Eaton Vance has not agreed to reimburse the Fund for any portion of its fees and expenses beyond May 2014.

--------------------------------------------------------------------------------

The Fund

Eaton Vance Credit Opportunities Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Massachusetts business trust on October 5, 2005 pursuant to a Declaration of Trust governed by the laws of The Commonwealth of Massachusetts and has no operating history. The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265. The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation. The Fund will pursue its objectives primarily by investing opportunistically in various credit-related investments as described below.

Investments are based on Eaton Vance Management's ("Eaton Vance" or the "Adviser") internal research and ongoing credit analysis, which is generally not available to individual investors. Eaton Vance believes that the Fund may be appropriate for investors seeking an investment vehicle that provides a high level of current income and potential capital appreciation, based on a flexible approach to credit-related investing. The Fund's net asset value and distribution rate will vary and may be affected by numerous factors, including the Fund's asset allocation and changes in the credit quality of issuers, changes in credit spreads, changes in interest rates, changes in currency exchange rates and other market factors. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage, which is a speculative investment technique. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

This Prospectus relates to the initial public offering of the Fund's common shares of beneficial interest, $0.01 par value (the "Common Shares"). See "Underwriting."

Use of proceeds

The net proceeds of this offering of Common Shares will be approximately
$          (or $          assuming exercise of the Underwriters' over-allotment
option in full), which, after payment of the estimated offering expenses, will be invested in accordance with the Fund's investment objectives and policies as soon as practicable, but, in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities. Eaton Vance or an affiliate has agreed to (i) reimburse all organizational costs and
(ii) pay all offering costs of the Fund (other than sales loads) that exceed $0.04 per Common Share.

Investment objectives, policies and risks

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT RATIONALE

The Adviser believes that different credit-related investments offer widely varying return profiles and risk characteristics. "Credit-related investments" are debt securities, instruments and obligations of corporate and other non-governmental entities and issuers. The attractiveness of particular credit-related investments and different categories of credit-related investments will vary substantially from one to another and over time based on differences in yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default. The risk-adjusted performance of income portfolios may be enhanced by diversifying holdings across a range of investments with differing characteristics and return profiles. The Adviser believes that risk-adjusted performance may be further enhanced by taking an opportunistic approach to investing, shifting allocations among different categories of investments at different points in the credit cycle to emphasize those investments and categories of investments best suited to the current environment and outlook.

PORTFOLIO PARAMETERS

The Fund will pursue its objectives primarily by investing opportunistically in credit-related investments. Under normal market circumstances, the Fund will invest at least 80% of its total assets in the following categories of credit-related investments (collectively, the Fund's "principal investment categories"): (1) publicly and privately issued bonds and other debt securities ("Bonds"), including Bonds, commonly known as "junk bonds," that are of below investment grade quality (rated below Baa3- by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Ratings Group ("S&P") and Fitch Ratings ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality) ("Non-Investment Grade Bonds") and (2) loans and loan participations (collectively, "Loans"), including senior secured floating rate Loans ("Senior Loans"), "second lien" secured floating rate Loans ("Second Lien Loans"), and other types of secured and unsecured Loans with fixed and variable interest rates. The Adviser has broad discretion to allocate the Fund's assets between and within its principal investment categories and to change allocations over time as conditions warrant. The Fund is not obligated to hold investments in each category and may at times focus its investments in a single category or in a particular type of investment within a single category. In order to pursue effectively its opportunistic investment strategy, the Fund will not maintain fixed duration, maturity or credit quality policies. The Fund may invest in credit-related investments of any credit quality. Similar to the Non-Investment Grade Bonds in which the Fund invests, Senior Loans, Second Lien Loans and certain other instruments in which the Fund invests will typically be of below investment grade quality. Accordingly, it is expected that in many circumstances the Fund will invest predominantly in credit-related investments that are below investment grade quality. The Fund's investments in Bonds and Loans may include obligations of entities and issuers that are in distressed financial circumstances, including obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories (Ca or lower by Moody's or CC or lower by S&P and Fitch or, if unrated, are considered by the Adviser to be of comparable quality ("Distressed Debt Obligations")). The Fund will not invest more than 15% of its total assets in interest-bearing investments that, at the time of purchase, are not current on their interest payment obligations. The Fund will not maintain fixed duration or maturity policies, and may invest in securities and obligations of any duration or maturity. It may be subject to higher risk when holding long duration and long maturity positions. See "Investment objectives, policies and risks--Additional Risk Considerations--Duration and maturity risk." The Fund may invest without limitation in securities and obligations of both domestic and foreign issuers and obligors, except that the Fund will not invest in securities or obligations of issuers or obligors located in emerging markets. The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity.

--------------------------------------------------------------------------------
 18

INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

The Fund may hold short positions in credit-related securities and instruments either for hedging or non-hedging purposes. During temporary periods or for defensive purposes, the Fund may invest without limitation in U.S. Government securities.

As an alternative to holding investments directly, the Fund may also obtain investment exposure to either of its principal investment categories through the use of derivative instruments and/or by investing in other investment companies, including registered investment companies, and/or other pooled investment vehicles. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Pooled vehicles in which the Fund may invest include mortgage real estate investment trusts ("REITs") and master limited partnerships, business development companies and other entities holding primarily credit-related investments. For this purpose, "registered investment companies" means investment companies that are registered under the 1940 Act and "private investment funds" means privately offered pooled investment funds that are excluded from the definition of "investment company" under the 1940 Act by operation of Section 3(c)(1) or 3(c)(7) thereof. Investments in other investment companies and pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by holders of the Fund's Common Shares ("Common Shareholders"). Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees.

The Fund may purchase and sell derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to change the duration of the Fund. The Fund currently intends to invest in the following types of derivative instruments, although it retains the flexibility in the future to invest in other such instruments: purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts and exchange-traded and over-the-counter options on securities, indices or currencies; interest rate swaps; credit default swaps; total return swaps; forward rate contracts and options thereon; structured notes; foreign exchange hedging instruments; and derivatives based on various Loan and Bond indices. In order to help protect the soundness of derivative transactions and outstanding derivative positions, Eaton Vance requires derivative counterparties to have a minimum credit rating of A from Moody's (or comparable rating from another nationally recognized statistical rating agency ("Rating Agency")) and monitors such rating on an on-going basis. Although the Fund may generally invest without limitation in derivative instruments, guidelines of a Rating Agency that rates preferred shares issued by the Fund may limit the Fund's ability to engage in such transactions.

The Fund's policy to invest at least 80% of its total assets in Bonds and Loans is a non-fundamental policy and may be changed by the Fund's Board of Trustees (the "Board") without Common Shareholder approval following the provision of 60 days' prior written notice to Common Shareholders.

INVESTMENT PROCESS

A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments, including determining allocations between and within the Fund's principal investment categories. Members of the investment team with specialized experience are responsible for

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

the day-to-day portfolio management within each of the Fund's main investment categories. The Fund's investments are actively managed, and may be bought or sold on a daily basis. The Adviser attempts to manage income and enhance returns through timely trading. In selecting investments for the Fund, the Adviser focuses on active credit analysis, duration management, broad diversification among issuers, industries and sectors, and other risk management techniques. The Adviser seeks to invest in credit-related investments that provide high current income and a favorable balance of return and risk, based on the Adviser's analysis of issuer credit considerations and its outlook for particular industries, the economy and the credit markets generally. The Adviser uses a variety of techniques that are designed to control risk and minimize the Fund's exposure to loss of principal value due to defaults and declines in the value of portfolio investments. The Fund also attempts to identify investments that may appreciate in value based on the Adviser's assessment of credit characteristics, interest rates and other factors.

The Adviser's staff monitors the credit quality and price of securities and instruments held by the Fund, as well as other securities and instruments that are available for investment. The Fund may hold investments of any credit quality, including securities and instruments rated in the lowest quality category by one or more Rating Agencies and unrated securities or instruments of equivalent quality. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the Rating Agencies. In evaluating the quality of a particular security or instrument, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. The Fund is not required to dispose of an investment in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such an investment, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such investment, the price at which such investment could be sold and the rating, if any, assigned to such investment by other Rating Agencies.

The Fund's investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole. The Fund will not invest its assets according to predetermined weightings in particular issuers, industries or sectors. Instead, the Adviser will attempt to identify attractive investments in a variety of industries and sectors through the application of fundamental research, utilizing independent credit analysis and proprietary analytical tools. Based on the Adviser's outlook, the Fund may make significant issuer, industry or sector shifts depending upon changes in economic conditions, relative valuations and credit spreads. The Fund will not invest 25% or more of its assets in issuers in a single industry or group of industries. The Fund will not invest more than 5% of its assets in the securities or obligations of a single issuer, other than the United States Government.

PORTFOLIO CONTENTS

NON-INVESTMENT GRADE BONDS
The Fund's Bond investments will under many circumstances focus predominantly on Non-Investment Grade Bonds. As indicated above, Non-Investment Grade Bonds are those rated lower than investment grade (i.e., Bonds rated lower than Baa3 by Moody's and lower than BBB- by S&P and Fitch) or are unrated and of comparable quality as determined by the Adviser. Non-Investment Grade Bonds rated BB and Ba have speculative characteristics, while lower rated Non-Investment Grade Bonds are predominantly speculative. The Fund may include as investments in Non-Investment Grade Bonds

--------------------------------------------------------------------------------
 20

INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

holdings of trust preferred securities, capital securities and other hybrid securities and instruments of below investment grade quality that are treated as debt obligations for federal income tax purposes.

The Fund may hold investments that are unrated or in the lowest rating categories (rated C by Moody's or D by S&P or Fitch). Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P or Fitch are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted investments, the Fund may be required to retain legal counsel and/or a financial adviser. This may increase the Fund's operating expenses and adversely affect net asset value.

The credit quality of most Non-Investment Grade Bonds reflects a greater than average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of investments held by the Fund more volatile and could limit the Fund's ability to sell its investments at favorable prices. In the absence of a liquid trading market for investments held by it, the Fund may have difficulties determining the fair market value of such investments.

Although the Adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by Rating Agencies. In evaluating the quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Because of the greater number of investment considerations involved in investing in Non-Investment Grade Bonds, the achievement of the Fund's objectives depends more on the Adviser's judgment and analytical abilities than would be the case if the Fund normally invested primarily in investments in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active Fund management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified fund of such securities would substantially lessen the risks of defaults brought about by an economic downturn or recession. In recent years, issuances of Non-Investment Grade Bonds by companies in certain economic sectors has increased. Accordingly, the Fund's Non-Investment Grade Bond investments may have significant exposure to such sectors and thus may react differently to political or economic developments than the market as a whole.

The Fund's investments in Non-Investment Grade Bonds may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, and payment in kind features.

INVESTMENT GRADE BONDS
The Fund may invest in a wide variety of Bonds rated or determined by the Adviser to be of investment grade quality that are issued by corporations and other non-governmental entities and issuers. Bonds are fixed or variable rate debt securities, including bills, notes, debentures, money market instruments and similar securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain Bonds are "perpetual" in that they have no maturity date. Some investment grade Bonds, such as zero coupon Bonds, do not pay current interest, but are sold at a discount from their face values.

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Although more creditworthy and generally less risky than Non-Investment Grade
Bonds, investment grade Bonds are subject to market and credit risk. Market risk relates to changes in a security's value. Investment grade Bonds have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, Bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term and zero coupon Bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade Bonds, like those of other debt securities, may be affected by changes in the credit rating or financial condition of an issuer. Investment grade Bonds are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and changes in the financial condition of issuers. The market prices of investment grade Bonds in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Similar to the Non-Investment Grade Bonds, such investment grade Bonds in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price. Similarly to Non-Investment Grade Bonds, the Fund may include as investment grade Bonds holdings of investment grade quality trust preferred securities, capital securities and other hybrid securities and instruments that are treated as debt obligations for federal income tax purposes.

SENIOR LOANS
Senior Loans are floating rate Loans made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Senior Loans held by the Fund will initially have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the Adviser, the average life of Senior Loans over the last decade has been two to four years because of prepayments. Floating rate debt investments with the characteristics of Senior Loans, such as "debtor-in-possession" or "DIP" Loans, and derivative instruments based on indices of Senior Loans (e.g., "SAMIs") are, for purposes of the Fund's investment policies, considered Senior Loans.

The Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per Common Share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that

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such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Senior Loans in which the Fund will invest may not be rated by a Rating Agency, will not be registered with the Securities and Exchange Commission (the "SEC") or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. Many of the Senior Loans in the Fund will have been assigned ratings below investment grade by a Rating Agency. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its own credit analysis abilities than upon ratings determined by Rating Agencies.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund's net asset value. During periods of limited demand and liquidity for Senior Loans, the Fund's net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed-rate instruments. As a result, the Adviser expects the Fund's policy of investing a portion of its assets in floating-rate Senior Loans will make the Fund less volatile and less sensitive to changes in market interest rates than if the Fund invested exclusively in fixed-rate obligations. Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Fund's net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.

Senior Loan assignments and participations. The Fund expects primarily to purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

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Senior Loan valuation.  The Adviser uses an independent pricing service to value most Senior Loans held. The Adviser may use the fair value method to value
Senior Loans if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value.

SAMIs and other Senior Loan-based Derivatives. The Fund may obtain exposure to Senior Loans and baskets of Senior Loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. Among other instruments, the Fund may invest in a derivative instrument known as the Select Aggregate Market Index ("SAMI"), which provides investors with exposure to a reference basket of Senior Loans. SAMIs were created and originally issued by Credit Suisse First Boston ("CSFB") (now Credit Suisse Group) to provide a convenient method for buying or selling protection on a basket of credit default swaps. SAMIs were designed to track the CSFB Leveraged Loan Index. SAMIs now trade on the secondary market. When holding SAMI positions, the Fund currently intends to segregate liquid assets and/or cash equal to the market value of the basket of credit-default swaps underlying the SAMI. SAMIs are structured as floating-rate instruments and consist of a basket of credit default swaps whose underlying reference investments are Senior Loans. While investing in SAMIs will increase the universe of floating rate debt investments to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other floating-rate debt investments. The liquidity of the market for SAMIs will be subject to liquidity in the Senior Loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. Among other derivatives-related risks, the Fund will be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in prices of reference instruments, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on positions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. See "--Additional Risk Considerations--Derivatives risk."

SECOND LIEN LOANS
Second Lien Loans are Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans have many characteristics and risks similar to Senior Loans discussed above. In addition, Second Lien Loans of below investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds. As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans through assignments or participations.

Second Lien Loans are subject to the same risks associated with investment in Senior Loans and Non-Investment Grade Bonds. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled

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payments after giving effect to the senior secured obligations of the borrower.
Second Lien Loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure. See "--Additional Risk Considerations--Second Lien Loan risk."

OTHER SECURED LOANS
Secured Loans other than Senior Loans and Second Lien Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured Loans may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments. Because such secured Loans may rank lower as to right of payment than Senior Loans and Second Lien Loans of the borrower, they may present a greater degree of investment risk than Senior Loans and Second Lien Loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and Second Lien Loans discussed above. In addition, secured Loans of below investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds. As in the case of Senior Loans and Second Lien Loans, the Fund may purchase interests in other secured Loans through assignments or participations.

Other secured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and Non-Investment Grade Bonds. However, because such Loans may rank lower in right of payment to Senior Loans and Second Lien Loans of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured Loans are also expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured Loans, which would create greater credit risk exposure. See "--Additional Risk Considerations--Other secured Loan risk."

UNSECURED LOANS
Unsecured Loans are Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured Loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured Loans are not secured by a security interest or lien to or on specified collateral securing the borrower's obligation under the Loan. Unsecured Loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, Second Lien Loans and other secured Loans. Unsecured Loans may have fixed or adjustable floating rate interest payments. Because unsecured Loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, Second Lien Loans and other secured Loans discussed above. In addition, unsecured Loans of below investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds. As in the case of secured Loans, the Fund may purchase interests in unsecured Loans through assignments or participations.

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Unsecured Loans are subject to the same risks associated with investment in
Senior Loans, Second Lien Loans, other secured Loans and Non-Investment Grade Bonds. However, because unsecured Loans rank lower in right of payment to any secured obligations of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured Loans are also expected to have greater price volatility than secured Loans and may be less liquid. There is also a possibility that Loan originators will not be able to sell participations in unsecured Loans, which would create greater credit risk exposure. See "--Additional Risk Considerations--Unsecured Loan risk."

PRIVATE DEBT INVESTMENTS
The Fund may invest in privately issued secured and unsecured debt of both public and private companies. The Fund's private debt investments may be in the form of Bonds or Loans, and may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, and payment in kind features. Such debt investments may include equity features such as convertibility and attached warrants and stock participation rights. Private debt investments generally are of non-investment grade quality, frequently are unrated and present many of the same risks as investing in non-investment grade Loans and Non-Investment Grade Bonds. Because of the additional risks involved and their reduced liquidity, private debt investments generally pay higher interest rates or have other more favorable terms than otherwise comparable public debt instruments.

Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning such companies' creditworthiness and other investment considerations. Because there is often no readily available trading market for private debt investments, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private debt investments are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of private debt investments as compared to investments in public debt securities because there is less reliable objective data available. Investment in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

INVESTMENTS IN OTHER INVESTMENT COMPANIES AND OTHER POOLED INVESTMENT VEHICLES The Fund may invest in other investment companies and/or other pooled investment vehicles holding primarily credit-related investments. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. For this purpose, "registered investment companies" means investment companies that are registered under the 1940 Act, and "private investment funds" means privately offered pooled investment funds that are excluded from the definition of "investment company" under the 1940 Act by operation of Section 3(c)(1) or 3(c)(7) thereof. The Adviser believes that investment in other investment companies and other pooled investment vehicles may in certain circumstances provide certain advantages over investing directly in Bonds and Loans. Investing in other investment companies and other pooled investment vehicles may permit the Fund to achieve a greater level of diversification among its investments than would otherwise be possible. Investing in other investment companies and other pooled investment vehicles enables the Fund to access the specialized expertise of sponsors and managers that concentrate in certain segments of the Bond or Loan markets. Such sponsors and managers may have increased access to favorable investment opportunities, particularly in certain types

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of private investments that may not otherwise be available to the Fund.
Investing in other investment companies and other pooled investment vehicles may, under certain circumstances, enable the Fund to acquire an interest in the underlying assets at a discount to fair value.

Investments by the Fund in other registered investment companies are limited to not more than 10% of the Fund's assets, with no more than 5% of Fund assets invested in any one issuer. The Fund may not own more than 3% of the outstanding voting securities of another registered investment company. The Fund's investments in other registered investment companies are expected to consist primarily of the common shares of exchange-traded closed-end funds holding primarily credit-related investments. The Fund does not intend to invest in other registered investment companies that are advised, managed, administered or distributed by Eaton Vance or any affiliated company. An investment in shares of other closed-end investment companies is affected by risks similar to those of the Fund, including the possibility of shares trading at a discount to net asset value.

Investments by the Fund in private investment funds and other pooled investment vehicles are collectively limited to not more than 20% of the Fund assets. Pooled vehicles in which the Fund may invest include mortgage REITs and master limited partnerships, business development companies and other entities holding primarily credit-related investments. The Adviser believes that investment in private investment funds and other pooled investment vehicles may in certain circumstances provide certain advantages over investing directly in private debt investments.

Investments in other investment companies and other pooled vehicles present certain special considerations and risks not present in making direct investments in Bonds and Loans. Investments in other investment companies and other pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees. To the extent management fees of private investment funds and other pooled vehicles are based on total gross assets, it may create an incentive and therefore a potential conflict of interest for such entities' managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Fees payable to advisers and managers of other investment companies and other pooled investment vehicles in which the Fund invests may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in other investment companies and other pooled vehicles frequently expose the Fund to an additional layer of financial leverage. Investments in other investment companies and other pooled vehicles expose the Fund to additional management risk. The success of the Fund's investments in other investment companies and other pooled vehicles will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Adviser will seek to evaluate managers of private investment funds and other pooled vehicles and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities' managers is nevertheless present with such investments. Certain private investment funds in which the Fund participates may involve capital call provisions under which the Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private

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investment fund may be infrequent. Certain private investment funds may be subject to "lock-up" periods of a year or more. The valuation of investments in private investment funds often will be based upon valuations provided by the adviser or manager and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the fund holds substantial investments the values of which are determined by the adviser or manager based upon a fair valuation methodology. Incentive fees paid to the advisers and managers of pooled vehicles may cause conflicts in the fair valuation of investment holdings by a private investment fund's adviser or manager. See "--Additional Risk Considerations--Private debt investment risk" and "--Additional Risk Considerations--Other investment companies and other pooled vehicles risk."

Valuation of Private Investment Funds. The Fund will value its investments in private investment funds at fair value. As a general matter, the fair value of the Fund's interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund or from a third party if the Fund's interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Fund reasonably believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each private investment fund in accordance with such fund's valuation policies and reported to the Fund by the fund or its manager at the time of such valuation. The values provided by the private investment funds will ordinarily be reviewed by the Adviser. The Fund may not have a private investment fund's reported valuation as of a particular fiscal period end--if, for example, a private investment fund does not report a fiscal period end value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of its investment therein based on any relevant information available at the time of valuation, including the most recent value reported by the private investment fund.

When investing in any private investment fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the private investment fund. As a general matter, such review will include a determination of whether the private investment fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Fund's Board provide that the Adviser will review the valuations provided by private investment fund managers, neither the Adviser nor the Fund's Board will be able to confirm independently the accuracy of valuation calculations provided by the managers.

The Fund's valuation procedures require the Fund and the Adviser to consider relevant information available at the time that the Fund values its investment. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a private investment fund's manager does not represent the fair value of the Fund's interests therein. Although redemptions of interests in private investment funds are usually subject to advance notice requirements, private investment funds will typically make available net asset value information to their investors which represents the price at which, even in the absence of redemption activity, the private investment fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular private investment fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular private investment fund. In other cases, as when a private investment fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in private investment fund interests,

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the Fund may determine that it is appropriate to apply a discount to the net asset value of the private investment fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by private investment funds and managers thereof may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of private investment funds are subject to audit by the funds' independent auditors, and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of private investment funds will be reflected in the Fund's net asset values for the relevant periods. The procedures approved by the Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in private investment funds may be valued at cost. Cost would be used only when determined to best approximate the fair value of the particular investment under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

DISTRESSED DEBT OBLIGATIONS
Distressed Debt Obligations include Bonds, Loans and other debt obligations of issuers that are experiencing financial distress. The Fund considers Distressed Debt Obligations to be obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories (Ca or lower by Moody's or CC or lower by S&P and Fitch) or, if unrated, considered by the Adviser to be of comparable quality. The Fund will make investments in Distressed Debt Obligations in circumstances in which the Adviser determines that the purchase price of the debt is attractive relative to the level of risk assumed. The Fund may invest in both interest paying and non-interest paying Distressed Debt Obligations. In addition to pre-existing outstanding debt obligations of issuers undergoing financial distress, Distressed Debt Obligations also include "debtor-in-possession" or "DIP" Loans newly issued in connection with "special situation" restructuring and refinancing transactions. DIP Loans are Loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP Loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the Loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP Loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. The Adviser believes that DIP Loans can offer holders thereof the opportunity to achieve attractive rates of return relative to the risk assumed.

Distressed Debt Obligations generally present the same risks as investment in Non-Investment Grade Bonds. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. As discussed above, an issuer of Distressed Debt Obligations may be in bankruptcy or undergoing some other form of financial restructuring. Interest

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and/or principle payments on Distressed Debt Obligations may be in default.
Distressed Debt Obligations present a risk of loss of principal value, including potentially a total loss of value. Distressed Debt Obligations may be highly illiquid and the prices at which Distressed Debt Obligations may currently be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations. The Fund will not directly invest more than 15% of its total assets in interest-bearing investments that, at the time of purchase, are not current on their interest payment obligations.

FOREIGN SECURITIES AND OBLIGATIONS
The Fund may invest without limitation in securities and obligations of foreign issuers or obligors that are denominated in U.S. dollars, Euros, Canadian dollars, British pounds and certain other currencies. The Fund will not invest in securities or obligations of emerging markets issuers or obligors. The value of foreign securities and obligations is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded investments, the Fund may invest in dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities and obligations of some foreign companies are less liquid and more volatile than securities and obligations of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities and obligations before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities and obligations of some foreign issuers may be less liquid and more volatile than those of comparable U.S. companies.

Since the Fund may invest in securities and obligations denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund expects initially to fully hedge its exposures to

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foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity.

ADDITIONAL INVESTMENT PRACTICES

TEMPORARY AND/OR DEFENSIVE INVESTMENTS IN U.S. GOVERNMENT SECURITIES
During temporary periods or for defensive purposes, the Fund may invest without limitation in U.S. Government securities. During defensive periods, in order to preserve principal and limit undue investment risk, the Fund may forego opportunities for higher income and return afforded by its normal investment program.

U.S. Government securities in which the Fund may invest include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuances such as: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (issued with maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Fund may also invest in other securities or agreements collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities (i.e., such obligations are not backed by the full faith and credit of the U.S. Government), the Fund will invest in obligations issued by these instrumentalities only if the Adviser has determined that the anticipated returns from such investments are attractive in relation to the credit and other risks assumed in investing therein.

The principal of and/or interest on certain U.S. Government securities that may be purchased by the Fund could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably or unfavorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

EQUITY INTERESTS
The Fund may hold equity interests acquired in conjunction with investments in Bonds or Loans of the same or a related issuer, which may include equity interests embedded in or attached to a Bond or a Loan, equity interests that are separate investments in which the Fund has the ability to invest by virtue of its ownership of a Bond or Loan of the same or a related issuer, and equity interests received in respect of ownership of a Bond or a Loan in connection with a financial restructuring or reorganization. Such investments may include, among other equity interests, common and preferred stock, warrants and stock participation rights. The Fund's investments in other investment companies and other pooled investment vehicles will also generally be in the form of equity interests. Each of these investments exposes the Fund to equity risk. Common stocks represent the residual interest in the assets of an issuer after meeting all claims and the interests of any preferred stock outstanding. As such, common stock is inherently more risky than the Bonds and Loans of the same issuer. Although publicly traded common stocks have historically generated higher average returns than fixed-income

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securities over the long term and particularly during periods of high or rising concern about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real values during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer's common stock. As such, preferred stock is inherently more risky than the Bonds and Loans of the issuer, but less risky than its common stock. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

ASSET-BACKED SECURITIES
The Fund may invest in asset-backed securities, which are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generically called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, financial assets brought into a pool according to specific diversification rules. An SPV is a company founded for the purpose of securitizing these claims and its assets are this diversified asset pool. On this basis, marketable securities are issued which, due to diversification, generally represent a lower level of risk than the underlying assets individually. The redemption of the securities issued by the SPV takes place out of the cash flow generated by the collected claims. An SPV may issue multiple securities with different priorities to the cash flows generated and the underlying assets. Asset-backed securities may be issued by the U.S. Government, its agencies or instrumentalities, other governmental issuers or by private issuers. The types of assets that may underlie these instruments include, but are not limited to, the following

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(1) for non-mortgage asset-backed securities: automobile loans, credit card receivables, equipment leases (including aircraft), franchise loans, student loans, and catastrophe bonds; and (2) for mortgage-related asset-backed securities: home equity loans, manufactured housing loans, commercial mortgage loans and residential mortgage loans.

COLLATERALIZED DEBT OBLIGATIONS
A collateralized debt obligation, or "CDO," is a structured credit security issued by an SPV created to apportion the risk and return characteristics of a pool of underlying assets consisting of debt obligations, typically non-investment grade Loans and/or Non-Investment Grade Bonds. A CDO's assets are used as collateral to support various debt and equity tranches issued by the SPV. A key feature of the CDO structure is the prioritization of the cash flows from a pool of debt securities among several classes of CDO holders, thereby creating a series of obligations with varying interest rates, risk levels and expected maturities. CDOs generally are secured by an assignment to a trustee under the indenture pursuant to which the securities are issued by the CDO, with its assets as collateral. Payments received on the underlying debt obligations generally are made to the trustee under the indenture. CDOs generally are designed to be retired as the underlying debt obligations are repaid. In the event of sufficient early prepayments, the class or series of a CDO first to mature generally will be retired. Therefore, although in most cases the issuer of a CDO will not supply additional collateral in the event of such prepayments, sufficient collateral normally exists to secure the CDO tranches that remain outstanding. The credit quality of CDO securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., debt obligations) of a CDO are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CDO. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of CDO securities also may change because of changes in market value, that is changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

MORTGAGE REITS
Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Mortgage REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by mortgage REITs in which it invests.

Investing in mortgage REITs involves certain risks related to investing in real property mortgages. Mortgage REITs are subject to interest rate risk and the risk of default on payment obligations by borrowers. Mortgage REITs whose underlying assets are mortgages on real properties used by a particular industry or concentrated in a particular geographic region are subject to risks associated with such industry or region. Real property mortgages may be relatively illiquid, limiting the ability of mortgage REITs to vary their portfolios promptly in response to changes in economic or other conditions. Mortgage REITs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

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BUSINESS DEVELOPMENT COMPANIES
Business development companies ("BDCs") are publicly traded, closed-end, investment companies regulated by the SEC. BDCs are operated for the purpose of making equity investments in, and/or providing debt financing to, small and developing businesses. The 1940 Act generally requires BDCs to invest at least 70% of total assets in "eligible portfolio companies" (generally smaller private U.S. companies) and high quality short-term debt securities. Compared to other registered investment companies, BDCs have greater flexibility to use leverage and to engage in affiliated transactions with portfolio companies. BDCs may provide significant managerial assistance to the companies in their portfolios. A BDC may elect to be taxed as a regulated investment company ("RIC") under the Code. As a RIC, a BDC generally avoids U.S. federal taxation on its income and capital gains that it distributes to its shareholders.

Investments in BDCs involve a layering of fees and other costs. Because the Fund will not control BDCs in which it invests, it is subject to the risk that a BDC may make business decisions with which the Adviser disagrees or otherwise act in ways that do not serve the Fund's interests. BDCs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by borrowers. BDCs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by BDCs may be highly illiquid, severely limiting the BDCs' ability to vary their portfolios in response to changes in economic or other conditions. BDCs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MASTER LIMITED PARTNERSHIPS
A master limited partnership, or "MLP," is a publicly traded company organized as a limited partnership and treated as partnerships for federal income tax purposes. MLPs generally operate in the natural resource, financial services, and real estate industries. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP's income, gain, loss, deductions and other tax items pass through to unitholders. Although unitholders are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the unitholder even after the units are sold.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

INDEXED SECURITIES AND DERIVATIVES
The Fund may invest in indexed securities, structured notes and derivatives based on indices or financial indicators. Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to inflation, other securities, securities indices, currencies or other financial indicators such as

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economic statistics and pre-payment rates. Various indices or financial indicators may also be invested in through the use of derivative instruments. Inflation-indexed securities, for example, typically provide for a maturity value that depends on the rate of inflation, resulting in a security whose price tends to rise and fall together with the rate of inflation. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a short position in the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The Fund may invest in inflation-indexed securities issued by the U.S. Treasury, foreign governments or other entities. These are fixed income securities whose principal value is periodically adjusted according to the rate of inflation in the United States or another reference country. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measure of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect an inflation index for that country. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the true rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Coupon payments received by the Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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The Fund's investments in indexed securities, including inflation-indexed securities, may create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets to generate the cash necessary to distribute to its Common Shareholders all of its income and gains and therefore to eliminate tax liability at the Fund level.

FOREIGN CURRENCY TRANSACTIONS
The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund may engage in transactions to hedge against changes in foreign currencies, and will use such hedging techniques when the Adviser deems appropriate. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gains earned on any of the Fund's foreign currency transactions generally will be treated as fully taxable income (i.e. income other than tax-advantaged dividends).

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.

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CREDIT-LINKED NOTES
The Fund may invest in credit-linked notes ("CLN"), a form of debt note where the payment of principal is based on the performance of a specified reference obligation. Credit-linked notes are typically collateralized with a portfolio of high quality debt obligations. Credit-linked notes are issued from a trust or other SPV that pays a fixed or floating coupon during the life of the note. At maturity, note holders receive par unless the referenced credit obligation defaults or declares bankruptcy, in which case they receive an amount determined by the recovery rate. Transactions in CLNs involve certain risks, including the risk that the seller may be unable to fulfill the terms of the instrument. In addition to the credit risk of the reference obligation and interest rate risk, the buyer of the CLN is subject to counterparty risk.

COMMERCIAL PAPER
Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies, finance companies and other issuers.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until delivery is made or payment is received from the other party to the transaction.

ILLIQUID INVESTMENTS
The Fund may invest without limitation in securities and other instruments for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities treated as liquid, the level of portfolio illiquidity nevertheless may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid investments at a price representing their fair value until such time as such investments may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the investments and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities and instruments through private placements under which it may agree to contractual restrictions on the resale thereof. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

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SWAPS
Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a "notional value," i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.

The net amount of the excess, if any, of the Fund's swap obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. Eaton Vance requires counterparties to have a minimum credit rating of A from Moody's (or comparable rating from another Rating Agency) and monitors such rating on an on-going basis. If the other party to a swap contract defaults, the Fund's risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

Currency swaps. Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

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FUTURES AND OPTIONS ON FUTURES
The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or currencies or for other risk management purposes. Futures contracts may be based on various securities, securities indices and currencies. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities, indices or currencies, and such losses may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund's use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions.

EXCHANGE TRADED AND OVER-THE-COUNTER OPTIONS
The Fund may purchase or write (sell) exchange traded and over-the-counter options. Writing call options involves giving third parties the right to buy securities from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Fund for a fixed price at a future date. Buying an options contract gives the Fund the right to purchase securities from third parties or gives the Fund the right to sell securities to third parties for a fixed price at a future date. In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments. Options bought or sold by the Fund may be "cash settled," meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. There can be no assurance that the Fund's use of options will be successful.

SECURITIES LENDING
The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans of securities will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. All securities loans will be collateralized on a continuous basis by cash or liquid securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The financial condition of borrowers will be monitored by the Adviser on an ongoing basis. The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise any voting or other beneficial rights on loaned securities. The Fund intends to exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

BORROWINGS
The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction. The Fund may also borrow money for temporary administrative purposes.

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The Fund currently expects that it may enter into definitive agreements with respect to a credit facility/ commercial paper program after the closing of the offer and sale of the Common Shares offered hereby. The Fund intends to arrange a senior revolving credit facility/commercial paper program pursuant to which the Fund expects to be entitled to borrow an amount up to a specified dollar amount and/or a specified percentage of the Fund's total assets. Any such borrowings would constitute financial leverage. The terms of any agreements relating to such a credit facility/commercial paper program have not been determined and are subject to definitive agreement and other conditions.

REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's cash available for distribution.

PORTFOLIO TURNOVER
The Fund cannot accurately predict its portfolio turnover rate, but estimates an annual turnover rate of between 50% and 75% (excluding turnover of securities and obligations having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund. The Fund may engage in active short-term trading to benefit from yield disparities among different issues, to seek short-term profits or for other reasons. Such trading will increase the Fund's rate of turnover and may increase the incidence of net short-term capital gains which, upon distribution by the Fund, are taxable to Common Shareholders as ordinary income.

USE OF LEVERAGE AND RELATED RISKS

The Fund expects to employ leverage through the issuance of preferred shares and/or through borrowings, including the potential issuance of debt securities. The Fund initially intends to employ leverage of approximately 30% to 40% of its gross assets (including the amount obtained from leverage). The Fund generally will not use leverage if the Adviser anticipates that it would result in a lower return to Common Shareholders. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund investments.

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the distribution rates on any outstanding preferred shares may adversely affect the return to the holders of

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the Common Shares. If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund's investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including the proceeds from the issuance of preferred shares and/or borrowings. As discussed under "Description of capital structure," the Fund's issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay distributions on Common Shares or to engage in other activities. The issuance of a class of preferred shares having priority over the Fund's Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique that will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with offering proceeds exceed the cost of issuing additional classes of securities (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund's Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares plus the amount of any senior security representing indebtedness (i.e., such liquidation value and amount of indebtedness may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such distribution) is at least 200% of such liquidation value plus amount of indebtedness. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. If the Fund issues preferred shares resulting in 29% leverage and borrows in an amount resulting in 9% leverage, there will be an asset coverage of the preferred shares of 263%. Normally, holders of the Common Shares will elect five of the Trustees of the Fund and holders of any preferred shares will elect two. In the event the Fund fails to pay distributions on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the preferred distributions in arrears are paid.

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Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund's portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed
33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such distribution) is at least 300% of such liquidation value. If the Fund borrows money or enters into commercial paper program, the Fund intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%. If the Fund borrows money resulting in 9% leverage and issues preferred shares resulting in 29% leverage, there will be an asset coverage of outstanding indebtedness of 1,111%.

To qualify for federal income taxation as a "regulated investment company," the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

The Fund's willingness to issue preferred securities or borrow for leverage purposes, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the utilization of leverage in the amount of 38% of the Fund's gross assets and an annual dividend rate on preferred shares of 4.85% and an annual interest rate of 5.20% on borrowings payable on such leverage based on market rates as of the date of this prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such dividend payments is 3.02%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual costs of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Shares of leverage in the amount of approximately 38% of the Fund's gross assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of
  expenses).................................        (10)%       (5)%       0%       5%     10%
Corresponding Common Share return assuming
  38% leverage..............................     (19.15)%   (11.09)%   (3.02)%   5.04%  13.11%

Until the Fund issues preferred shares or borrows money, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply.

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Such leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objectives and policies.

ADDITIONAL RISK CONSIDERATIONS

NO OPERATING HISTORY
The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

INCOME RISK
The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors' income from the Fund could drop as well. The Fund's income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund's investments include floating-rate Loans and other floating-rate instruments.

CREDIT RISK
Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

PREPAYMENT RISK
During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, potentially causing the Fund to incur capital loss and/or to reinvest in lower yielding obligations. This is known as call or prepayment risk. Certain debt obligations have call protection features that permit the issuer to redeem the security or instrument prior to a stated date only if certain prescribed conditions are met ("call protection"). An issuer may redeem a security or instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Corporate Bonds typically have limited call protection. Loans typically have little or no call protection. For premium Bonds and premium Loans (Bonds and Loans priced above their par or principal value) held by the Fund, prepayment risk is enhanced.

ISSUER RISK
The value of credit-related obligations may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

NON-INVESTMENT GRADE BONDS RISK
The Fund's investments in Non-Investment Grade Bonds are predominantly speculative because of the credit risk of their issuers. While normally offering higher yields, Non-Investment Grade Bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of Non-Investment Grade Bonds are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose

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significant value before a default occurs as the market adjusts to expected higher non-payment rates. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for or to sell these securities.

SENIOR LOANS RISK
The risks associated with Senior Loans of below investment grade quality are similar to the risks of Non-Investment Grade Bonds, although Senior Loans are typically senior and secured in contrast to Non-Investment Grade Bonds, which are generally subordinated and unsecured. Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than Non-Investment Grade Bonds, which are typically fixed rate. The Fund's investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans.

SECOND LIEN LOANS RISK
Second Lien Loans are subject to the same risks associated with investment in Senior Loans and Non-Investment Grade Bonds. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure. See "Investment objectives, policies and risks--Portfolio Contents--Second Lien Loans" for a discussion of the valuation of Second Lien Loans.

OTHER SECURED LOANS RISK
Secured Loans other than Senior Loans and Second Lien Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and Non-Investment Grade Bonds. However, such Loans may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid. There is

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also a possibility that originators will not be able to sell participations in lower ranking secured Loans, which would create greater credit risk exposure. See "Investment objectives, policies and risks--Portfolio Contents--Other secured Loans" for a discussion of the valuation of other secured Loans.

UNSECURED LOANS RISK
Unsecured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans, other secured Loans and Non-Investment Grade Bonds. However, because unsecured Loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and other secured Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured Loans, which would create greater credit risk exposure. See "Investment objectives, policies and risks--Portfolio Contents--Unsecured Loans" for a discussion of the valuation of Unsecured Loans.

PRIVATE DEBT INVESTMENTS RISK
The Fund may invest in privately issued secured and unsecured debt of both public and private companies. Private debt investments generally are of non-investment grade quality, frequently are unrated and present many of the same risks as investing in non-investment grade Loans and Non-Investment Grade Bonds. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning such companies' creditworthiness and other investment considerations. Because there is often no readily available trading market for private debt investments, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private debt investments are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of private debt investments as compared to investments in public debt securities because there is less reliable objective data available. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

OTHER INVESTMENT COMPANIES AND OTHER POOLED VEHICLES RISK
In addition to direct investments in Bonds and Loans, the Fund may obtain exposure to credit-related investments by investing in other investment companies and/or other pooled investment vehicles holding primarily credit-related investments. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Investments in other investment companies and other pooled vehicles present certain special considerations and risks not present in making direct investments in Bonds and Loans. Investments in other investment companies and other pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees. To the extent management fees of private investment funds and other pooled vehicles are based on total gross assets, it may create an incentive and therefore a potential conflict of interest for such entities' managers to

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--------------------------------------------------------------------------------

employ financial leverage, thereby adding additional expense and increasing volatility and risk. Fees payable to advisers and managers of other investment companies and other pooled investment vehicles in which the Fund invests may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in other investment companies and other pooled vehicles frequently expose the Fund to an additional layer of financial leverage. Investments in other investment companies and other pooled vehicles expose the Fund to additional management risk. The success of the Fund's investments in other investment companies and other pooled vehicles will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Adviser will seek to evaluate managers of private investment funds and other pooled vehicles and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities' managers is nevertheless present with such investments. Certain private investment funds in which the Fund participates may involve capital call provisions under which the Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be infrequent. Certain private investment funds may be subject to "lock-up" periods of a year or more. The valuation of investments in private investment funds often will be based upon valuations provided by the adviser or manager and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the fund holds substantial investments the values of which are determined by the adviser or manager based upon a fair valuation methodology. Incentive fees paid to the advisers and managers of pooled vehicles may cause conflicts in the fair valuation of investment holdings by a private investment fund's adviser or manager.

ASSET-BACKED SECURITIES RISK
The Fund may invest in certain asset-backed and structured credit securities (collectively, "Asset-Backed Securities"), including CDOs. Asset-Backed Securities are payment claims that are securitized in the form of negotiable paper that is issued by an SPV. These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of underlying assets consisting of debt obligations, typically Senior Loans and/or Non-Investment Grade Bonds. A CDO's assets are used as collateral to support various debt and equity tranches issued by the SPV. The underlying assets (e.g., debt obligations) of a CDO are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CDO. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of CDO securities also may change because of changes in market value, that is changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

VALUATION OF BONDS AND LOANS
The Adviser normally uses an independent pricing service to value most Bonds and Loans held. The Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market

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quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

DISTRESSED DEBT OBLIGATIONS RISK
Distressed Debt Obligations generally present the same risks as investment in Non-Investment Grade Bonds and Loans of below investment grade quality. However, in most cases, the risks of Distressed Debt Obligations are of greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of Distressed Debt Obligations may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principal payments on Distressed Debt Obligations may be in default. Distressed Debt Obligations present a risk of loss of principal value, including potentially a total loss of value. Distressed Debt Obligations may be highly illiquid and the prices for which Distressed Debt Obligations may currently be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations.

DERIVATIVES RISK
Positions in derivatives (such as options, swaps, and forward contracts and futures and options thereon) may subject the Fund to substantial loss of principal in relation to the Fund's investment amount. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives positions held by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

TAX RISK
The Fund may invest in derivative instruments such as swaps, SAMIs and other instruments in order to obtain investment exposure to its principal investment categories or for other purposes. The Fund intends to invest in such instruments only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company for federal tax purposes. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. Accordingly, in such event, the Fund's ability to achieve its investment objectives would be adversely affected and Common Shareholders would be subject to the risk of diminished investment returns.

EFFECTS OF FINANCIAL LEVERAGE
There can be no assurance that a financial leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares and costs of borrowings may affect the return to Common Shareholders. To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance in its best judgment may nevertheless determine to maintain the

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Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or borrowing program will be borne by Common Shareholders and consequently will result in a reduction of the net asset value of Common Shares.

As discussed under "Management of the Fund," the fee paid to Eaton Vance will be calculated on the basis of the Fund's gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of debt or preferred securities do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee. See "--Use of Leverage and Related Risks."

The Fund currently intends to seek a AA or equivalent credit rating from a Rating Agency on any preferred shares it issues. The Fund may be subject to investment restrictions of the Rating Agency as a result. Any bank lender in connection with a credit facility or commercial paper program may also impose specific restrictions as a condition to borrowing. Such restrictions imposed by a Rating Agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Eaton Vance in managing the Fund's portfolio in accordance with its investment objectives and policies. See "Description of capital structure--Preferred Shares" and "Description of capital structure--Credit Facility/Commercial Paper Program."

Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund's use of derivative instruments exposes the Fund to special risks. See "Investment Objectives, Policies and
Risks--Additional Investment Practices" and "Investment Objectives, Policies and Risks--Additional Risk Considerations."

INTEREST RATE RISK
The value of Fund shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate investments held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate investments held by the Fund can be expected to decline. Floating-rate investments held by the Fund may also fluctuate in value due to changes in interest rates because of a time lag between when interest rates rise and when rates on the investments are reset. Because U.S. interest rates have recently been at low levels by historical standards, there may be a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. Fluctuations in the value of fixed-rate investments held by the Fund will not affect interest income received on the investments, but will be reflected in the Fund's net asset value. Fixed-rate investments with longer durations tend to be more sensitive to changes in interest rates than investments with shorter durations, usually making them more volatile. During periods when the Fund's portfolio of investments has an intermediate or longer term average dollar-weighted duration (including the effects of anticipated leverage), the Common Shares' net asset value and market price per Common Share will tend to fluctuate more in response to changes in market interest rates than when the Fund holds primarily shorter duration investments. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there can be no assurance that it will do so or that such strategies will be successful.

EQUITY RISK
The Fund may hold equity interests acquired in conjunction with investments in Bonds or Loans of the same or a related issuer, which may include equity interests embedded in or attached to a Bond or a

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Loan, equity interests that are separate investments in which the Fund has the ability to invest by virtue of its ownership of a Bond or Loan of the same or a related issuer, and equity interests received in respect of ownership of a Bond or a Loan in connection with a financial restructuring or reorganization. Such investments may include, among other equity interests, common and preferred stock, warrants and stock participation rights. The Fund's investments in other investment companies and other pooled investment vehicles will also generally be in the form of equity interests. Each of these investments exposes the Fund to equity risk. Common stocks represent the residual interest in the assets of an issuer after meeting all claims and the interests of any preferred stock outstanding. As such, common stock is inherently more risky than the Bonds and Loans of the issuer. Although publicly traded common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concern about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real values during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer's common stock. As such, preferred stock is inherently more risky than the Bonds and Loans of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of "non-cumulative" preferred stocks) or defer (in the case of "cumulative" preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

FOREIGN INVESTMENT RISK
The Fund may invest without limitation in securities and obligations of foreign issuers and obligors denominated in U.S. dollars, Euros, Canadian dollars, British pounds and other currencies. Investment in foreign issuers may involve certain special risks due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates in the case of investments denominated in foreign currencies, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Foreign brokerage commissions and

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other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities and obligations of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas.

FOREIGN CURRENCY RISK
The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. To the extent the Fund's assets are denominated in currencies other than the U.S. dollar there is a risk that the value of such assets and/or the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

SHORT SALES RISK
The Fund may make use of short sales for investment and risk management purposes, including when the Adviser anticipates that the market price of a security or instrument will decline or will underperform relative to the investments held in the Fund's portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund will ordinarily engage in "uncovered" short sales, where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The Adviser's use of short sales in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns.

LIQUIDITY RISK
The Fund may invest without limitation in securities and obligations for which there is no readily available trading market or which are otherwise illiquid, including certain Non-Investment Grade Bonds, Loans and Distressed Debt Obligations. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities and obligations, thereby adversely affecting the Fund's net asset value and ability to make distributions.

REINVESTMENT RISK
Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments. A decline in income could affect the Common Shares' distribution rate and their overall return.

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INFLATION RISK
Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, distribution rates of preferred shares would likely increase, which would tend to further reduce returns to Common Shareholders.

DURATION AND MATURITY RISK
The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above.

MARKET PRICE OF SHARES
The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Common Shares may be less than the public offering price. This risk may be greater for investors who sell their Common Shares in a relatively short period after completion of the public offering.

MANAGEMENT RISK
The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the portfolio managers to develop and effectively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance and the portfolio managers will be successful in developing and implementing the Fund's investment strategy. Decisions made by Eaton Vance and the portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

MARKET DISRUPTION
The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have raised short-term market risk and may have adverse long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact the value of investments held by the Fund, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

ANTI-TAKEOVER PROVISIONS
The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board and have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over net asset value. See "Description of capital structure--Anti-takeover Provisions in the Declaration of Trust."

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Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund's Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment funds since 1931. As of March 31, 2006, Eaton Vance and its subsidiaries managed approximately $116.5 billion on behalf of funds, institutions and individual clients, including approximately $44.6 billion in fixed income and floating-rate income assets. Eaton Vance is a direct, wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company that, through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities.

Under the general supervision of the Fund's Board, Eaton Vance will be responsible for managing the Fund's overall investment program, determining the Fund's allocations among its principal investment categories and other permitted investments, and selecting individual holdings. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 0.75% of the average daily gross assets of the Fund. For purposes of the Advisory Agreement, gross assets of the Fund means total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. During any future periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

Scott H. Page, Payson F. Swaffield, Michael W. Weilheimer and other Eaton Vance investment professionals comprise the investment team responsible for the overall management of the Fund's investments, including asset allocation and selection of holdings. The following members of the team are responsible for the day-to-day management of the Fund's investments within its principal investment categories:

Loans. Mr. Page and Mr. Swaffield are responsible for the day-to-day management of the Fund's Loan strategies. Mr. Page and Mr. Swaffield are co-heads of Eaton Vance's bank loan investment department, have each been Eaton Vance portfolio managers since 1996, and are Vice Presidents of

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Eaton Vance. Both of them are Chartered Financial Analysts. Among other portfolios, they currently co-manage Floating Rate Portfolio, a registered open-end fund, Eaton Vance VT Floating-Rate Income Fund, a registered open end fund offered primarily to insurance company separate accounts, Senior Debt Portfolio, a registered closed-end fund, Eaton Vance Senior Income Trust, a registered closed-end fund listed on the New York Stock Exchange, Eaton Vance Senior Floating Rate Trust, a registered closed-end fund listed on the New York Stock Exchange, and Eaton Vance Senior Floating-Rate Trust, a registered closed-end fund listed on the New York Stock Exchange, all of which employ investment strategies primarily focused on Loans. Mr. Page and Mr. Swaffield are also members of the portfolio management team of Eaton Vance Limited Duration Income Fund and Eaton Vance Short Duration Diversified Income Fund, which are registered closed-end funds listed on the American Stock Exchange and New York Stock Exchange, respectively. Mr. Page and Mr. Swaffield are responsible for the portion of their portfolios invested in Loans. As of March 31, 2006, funds for which Mr. Page and Mr. Swaffield are co-managers or members of the portfolio management team had combined assets of approximately $16 billion.

Bonds. Mr. Weilheimer is responsible for the day-to-day management of the Fund's Bond strategies. Mr. Weilheimer is head of Eaton Vance's high yield bond investment department, has been an Eaton Vance portfolio manager since 1996, and is a Vice President of Eaton Vance. He is a Chartered Financial Analyst. Among other portfolios, he currently co-manages High Income Portfolio and Boston Income Portfolio, which are registered open-end funds that employ investment strategies primarily focused on Non-Investment Grade Bonds. Mr. Weilheimer is also a member of the portfolio management team of Eaton Vance Limited Duration Income Fund, a registered closed-end fund listed on the American Stock Exchange. Mr. Weilheimer is responsible for the portion of the fund's portfolio invested in Non-Investment Grade Bonds. As of March 31, 2006, funds for which Mr. Weilheimer is co-manager or a member of the portfolio management team had combined assets of approximately $6 billion (of which approximately $3 billion is in a fund for which Mr. Page and Mr. Swaffield also serve as members of the portfolio management team).

The Fund and the Adviser have adopted codes of ethics relating to personal securities transactions (the "Codes of Ethics"). The Codes of Ethics permit Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS
The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Fund. Under an Administration Agreement with the Fund (the "Administration Agreement"), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Board and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business. Eaton Vance currently receives no compensation for providing administrative services to the Fund. In addition to the management fee, the Fund pays all costs and expenses of its operation,

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MANAGEMENT OF THE FUND
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including compensation of its Trustees (other than those affiliated with the
Adviser), custodial expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing Fund documents and reports to governmental agencies, and taxes and filing or other fees, if any.

Distributions

Commencing with the Fund's first distribution, the Fund intends to make regular monthly cash distributions to Common Shareholders. The amount of each monthly distribution will vary depending on a number of factors, including distributions payable on the preferred shares or other costs of financial leverage. As portfolio and market conditions change, the rate of distribution on the Common Shares and the Fund's distribution policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued distributions on any outstanding preferred shares or other costs of financial leverage). The initial distribution to Common Shareholders is expected to be declared approximately 45 days and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions.

The net investment income of the Fund will consist of all interest income accrued on portfolio investments, short-term capital gain (including short-term gains on options, futures and forward positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. Substantially all of the Fund's investment company taxable income will be distributed each year. In addition, at least annually the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). To the extent that the Fund's net investment income and net capital gain for any year exceed the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. If the Fund's total monthly distributions in any year exceed the amount of its net investment income and net capital gain for the year, any such excess would be characterized as a return of capital for federal income tax purposes. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

If, for any calendar year, the total distributions made exceed the Fund's net investment taxable income and net capital gain, the excess will, for federal income tax purposes, be treated as a tax-free return of capital to each Common Shareholder up to the amount of the Common Shareholder's basis in his or her Common Shares, and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. To the extent the Fund's distribution policy results in distributions in excess of its net investment taxable income and net capital gain, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case if distributions were limited to these amounts. Distributions in any year may or may not include a substantial return of capital component.

The Fund has applied for an order from the SEC granting it an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund does not intend to designate

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DISTRIBUTIONS
--------------------------------------------------------------------------------

more than the permitted number of capital gain distributions until it receives such an exemptive order. The staff of the SEC has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide SEC inspection focusing on the distribution practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares pursuant to the Fund's dividend reinvestment plan. See "Dividend reinvestment plan."

Federal income tax matters

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its regulated investment company status and to avoid paying federal income or excise tax. To the extent it qualifies for treatment as a regulated investment company and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

The Fund will distribute each year all or substantially all of its net investment income, which consists of all interest income accrued on portfolio investments, short-term capital gain (including short-term gains on options, futures and forward positions and gains on the sale of portfolio investments held one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Distributions of net investment income generally are taxable to Common Shareholders as ordinary income. The Fund will also distribute at least annually any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions of the Fund's net capital gain ("capital gain dividends"), if any, are taxable to Common Shareholders as long-term capital gain, regardless of the length of time Common Shares have been held by Common Shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after the adjusted tax basis has been reduced to zero, will constitute capital gains to the Common Shareholder (assuming the Common Shares are held as capital assets). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). The Fund's distributions generally will not qualify either for the dividends received deduction generally available to corporate taxpayers or as qualified dividend income subject to favorable tax treatment for individual taxpayers.

The Fund believes that substantially all of its investment strategies will generate qualifying income for purposes of the Fund meeting the requirements for treatment as a regulated investment company ("RIC") under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income for RIC

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                                                                              55
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FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

purposes, which may affect the Fund's status as a RIC for all years to which such regulations are applicable.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the net sales proceeds and the Common Shareholder's adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate (currently 35%) for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

An investor should be aware that if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Common Shareholders who have not provided their correct taxpayer identification number and other required certifications may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (currently, 28%).

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any pending or proposed tax law changes.

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Dividend reinvestment plan

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), unless a Common Shareholder elects to receive distributions in cash, all distributions (including all capital gain dividends) will be automatically reinvested in Common Shares.

PFPC Inc. (the "Plan Agent") serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the Common Shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by PFPC Inc., as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund ("newly issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

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DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund's Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days' notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. Common Shareholders will be charged a $5.00 service charge and pay brokerage charges whenever they direct the Plan Agent to sell Common Shares held in a reinvestment account.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027. Please call 1-800-331-1710 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time if you have questions regarding the Plan.

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 5, 2005 and filed that day with the Secretary of The Commonwealth (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the New York Stock Exchange.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.01 par value per Common Share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the

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DESCRIPTION OF CAPITAL STRUCTURE
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Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability for Common Shareholders remote.

While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a Rating Agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company. See "Investment objective, policies and risks" and "Distributions." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Common Share certificates that have been issued to an investor may be returned at any time.

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DESCRIPTION OF CAPITAL STRUCTURE
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REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end funds frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund's Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

PREFERRED SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the "preferred shares"), having a par value of $0.01 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate on the Fund's preferred shares may exceed the Fund's return after expenses on the investment of proceeds from the preferred shares, resulting in a lower rate of return to Common Shareholders than if the preferred shares were not outstanding.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the

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DESCRIPTION OF CAPITAL STRUCTURE
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preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, voting as a class, shall be entitled to elect two of the Fund's Trustees. Under the 1940 Act, if at any time distributions on the preferred shares are unpaid in an amount equal to two full years' distributions thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund's Trustees until all distributions in arrears have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund's Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

The Fund currently intends to seek a AA or equivalent credit rating from a Rating Agency on any preferred shares that the Fund issues. The Fund intends that, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Although, as of the date hereof, no Rating Agency has established guidelines relating to the Fund's preferred shares, based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality investments and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by a Rating Agency will be more or less restrictive than as described in this Prospectus.

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

In the event the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program pursuant to which the Fund would expect to be entitled to borrow an amount up to approximately 9% of the Fund's total assets (inclusive of the amount borrowed) following the closing of the offer and sale of the Common Shares offered hereby. Any such borrowings would constitute financial leverage. Such a facility/commercial paper program is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility/program or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility/program against liabilities they may incur in connection with the facility/program.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund's portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed
33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash

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DESCRIPTION OF CAPITAL STRUCTURE
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distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such distribution) is at least 300% of such liquidation value. If the Fund borrows money or enters into commercial paper program, the Fund intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%.

In addition, the Fund expects that a credit facility/program would contain covenants that, among other things, likely will limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/ program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, thereby potentially depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market

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DESCRIPTION OF CAPITAL STRUCTURE
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value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares (if any), each voting separately as a class, if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. The composition of the Fund's portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings and investment policies are made. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings above certain levels, which would reduce the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Common Shareholders of an open-end management investment company can require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund expects to pay all redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

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Underwriting

The underwriters named below (the "Underwriters"), acting through UBS Securities LLC, 299 Park Avenue, New York, New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York, and A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri, as lead managers and RBC Capital Markets Corporation, Wells Fargo Securities, LLC, Janney Montgomery Scott LLC, Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc. and Wedbush Morgan Securities Inc., as their representatives (together with the lead managers, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and Eaton Vance (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

                                                                NUMBER OF
UNDERWRITERS                                                  COMMON SHARES
---------------------------------------------------------------------------
UBS Securities LLC..........................................
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................
A.G. Edwards & Sons, Inc. ..................................
RBC Capital Markets Corporation.............................
Wells Fargo Securities, LLC.................................
Janney Montgomery Scott LLC.................................
Ferris, Baker Watts, Incorporated...........................
J.J.B. Hilliard, W.L. Lyons, Inc. ..........................
Wedbush Morgan Securities Inc. .............................
                                                              ------------
  Total.....................................................
                                                              ============

The Fund has granted to the Underwriters an option, exercisable for 45 days from
the date of this Prospectus, to purchase up to an additional           Common
Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering underwriting over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of $0.90 per Common Share (4.5% of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to $0.60 per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $0.10 per Common Share to certain other dealers who sell Common Shares. Eaton Vance or an affiliate has agreed to (i) reimburse all organizational costs and (ii) pay all offering costs of the Fund (other than sales loads) that exceed $0.04 per Common Share. Investors must pay for any Common Shares purchased on or before
          , 2006.

Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the

--------------------------------------------------------------------------------
 64

UNDERWRITING
--------------------------------------------------------------------------------

Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares ($2,000).

The Fund and Eaton Vance have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended; except in the cases of willful misfeasance, bad faith or gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund's Plan, and issuances in connection with any preferred shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

ADDITIONAL COMPENSATION AND OTHER RELATIONSHIPS

Eaton Vance (and not the Fund) has agreed pursuant to an additional compensation agreement (the "Additional Compensation Agreement") to pay to certain qualifying Underwriters who meet specified sales targets ("Qualifying Underwriters"), quarterly in arrears, an annual fee of up to 0.15% of the Fund's average daily gross assets attributable to Common Shares sold by such Qualifying Underwriters (including a proportionate allocation of the Fund's assets that may in the future be acquired using leverage, thus increasing the total amount of assets on which the fee is paid). Such sales targets may be waived or lowered with respect to any Underwriter in the sole discretion of Eaton Vance. These fee payments will remain in effect only so long as the Advisory Agreement remains in effect between the Fund and Eaton Vance or any successor in interest or affiliate of Eaton Vance, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act. The sum of the aggregate additional compensation payable to the Qualifying Underwriters will not exceed
          % of the aggregate initial offering price of the Common Shares offered hereby. Of such

--------------------------------------------------------------------------------

UNDERWRITING
--------------------------------------------------------------------------------

aggregate amount,           will receive additional compensation which will not
exceed           % of the aggregate initial offering price of the Common Shares
offered hereby.           will receive additional compensation which will not
exceed      % of the aggregate initial offering price of the Common Shares
offered hereby.           , will receive additional compensation which will not
exceed           % of the aggregate initial offering price of the Common Shares offered hereby. Additionally, Eaton Vance (and not the Fund) will pay to UBS Securities LLC from its own assets a fee for advice relating to the structure and design of the Fund and the organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares in an amount
equal to $          , or      % of the total initial price to the public of the
Common Shares offered hereby. It is not anticipated that UBS Securities LLC would be obligated to provide ongoing shareholder or other services to the Fund in consideration of such fee.

The sum of the noted fees to be paid by the Adviser to the Qualifying Underwriters and to UBS Securities LLC and the sales load to be paid by the Fund will not exceed 9.00% of the total initial price to the public of the Common Shares offered hereby. None of the compensation to be received by Underwriters with respect to additional compensation transactions will be subject to any discount methodology.

Custodian and transfer agent

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 is the transfer agent and dividend disbursing agent of the Fund.

Legal opinions

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart Nicholson Graham LLP, Boston, Massachusetts, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois.

Reports to stockholders

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent registered public accounting firm

Deloitte & Touche, LLP, Boston, Massachusetts, are the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.

--------------------------------------------------------------------------------
 66

--------------------------------------------------------------------------------

Additional information

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of contents for the
Statement of Additional Information

Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   18
Determination of net asset value............................   22
Portfolio trading...........................................   25
Taxes.......................................................   28
Other information...........................................   34
Independent registered public accounting firm...............   34
Independent registered public accounting firm report........   35
Financial statements........................................   36
Appendix A: Ratings.........................................   38
Appendix B: Proxy voting policy and procedures..............   44

--------------------------------------------------------------------------------
 68

--------------------------------------------------------------------------------

The Fund's privacy policy

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

- We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage:
  www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

--------------------------------------------------------------------------------

                               [EATON VANCE LOGO]

                                                                        CE-COFRH

                       SUBJECT TO COMPLETION MAY 24, 2006
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
              , 2006

EATON VANCE CREDIT OPPORTUNITIES FUND

THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MASSACHUSETTS 02109
(800) 225-6265

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                              PAGE
                                                              ----
Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   18
Determination of net asset value............................   22
Portfolio trading...........................................   25
Taxes.......................................................   28
Other information...........................................   34
Independent registered public accounting firm...............   34
Independent registered public accounting firm report........   35
Financial statements........................................   36
Appendix A: Ratings.........................................   38
Appendix B: Proxy voting policy and procedures..............   44

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE CREDIT OPPORTUNITIES FUND (THE
"FUND") DATED           , 2006, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS
INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund's Prospectus.

Additional investment information and restrictions

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Eaton Vance may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund's investment objectives.

SENIOR LOANS
A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans to corporations and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund typically purchases "Assignments" from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in "Participations." Participations by the Fund in a Loan Investor's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

--------------------------------------------------------------------------------
 2

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

LOAN COLLATERAL
In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including, but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

CERTAIN FEES PAID TO THE FUND
In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include amendment fees.

BORROWER COVENANTS
A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower's compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

ADMINISTRATION OF LOANS
In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

PREPAYMENTS
Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund typically is able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS
From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

--------------------------------------------------------------------------------
 4

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Senior Loan. The Fund may also acquire equity securities or debt securities (including non-dollar-denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund's investment policies.

REGULATORY CHANGES
To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

CREDIT QUALITY
Many of the Loans in which the Fund may invest are of below investment grade credit quality. Accordingly, these Loans are subject to similar or identical risks and other characteristics described below in relation to Non-Investment Grade Bonds.

NON-INVESTMENT GRADE BONDS
Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bonds prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Eaton Vance seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Common Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market. When secondary markets for non-investment grade bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Eaton Vance's research and analysis when investing in non-investment grade bonds. Eaton Vance seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Fitch and Moody's is set forth in Appendix A to this Statement of Additional Information. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Eaton Vance does not rely solely on credit

--------------------------------------------------------------------------------
 6
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ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Eaton Vance downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

CERTAIN BOND FEATURES
Fixed-rate Bonds may have a demand feature allowing the holder to redeem the Bonds at specified times. These Bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of Bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the Bond, it will not be assigned any separate value.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. In addition to lower rated securities, the Fund also may invest in higher rated securities. For a description of corporate bond ratings, see Appendix A.

ZERO COUPON BONDS
Zero coupon Bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash and the Fund is required to distribute its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

INDEXED SECURITIES AND DERIVATIVES
The Fund may invest in indexed securities, structured notes and derivatives based on indices or financial indicators. Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to inflation, other securities, securities indices, currencies or other financial indicators such as economic statistics and pre-payment rates. Various indices or financial indicators may also be invested in through the use of derivative instruments. Inflation-indexed securities, for example, typically provide for a maturity value that depends on the rate of inflation, resulting in a security whose price tends to

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

rise and fall together with the rate of inflation. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a short position in the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

SHORT SALES
The Fund may utilize short sales for investment and risk management. A short sale is affected by selling a security which the Fund does not own, or, if the Fund does own the security, is not to be delivered upon consummation of the sale. If the price of the security in the short sale decreases, the Fund will realize a profit to the extent that the short sale price for the security exceeds the market price. If the price of the security increases, the Fund will realize a loss to the extent that the market price exceeds the short sale price. Selling securities short runs the risk of losing an amount greater than the initial investment therein.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize shorts at all.

FOREIGN INVESTMENTS
The Fund may have exposure to foreign securities. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

--------------------------------------------------------------------------------
 8
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ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

OPTIONS
Call options may be purchased to provide exposure to increases in the market (e.g., with respect to temporary cash positions) or to hedge against an increase in the price of securities or other investments that the Fund intends to purchase or has sold short. Similarly, put options may be purchased for speculative purposes or to hedge against a decrease in the market generally or in the price of securities or other investments held by the Fund. Buying options may reduce the Fund's returns, but by no more than the amount of the premiums paid for the options.

The Fund may write covered and uncovered call options (i.e., where the Fund owns the security or other investment that is subject to the call) to enhance returns when the Adviser perceives that the option premium offered is in excess of the premium that the Adviser would expect to be offered under existing market conditions, or if the exercise price of the option is in excess of the price that the Adviser expects the security or other underlying investment to reach during the life of the option. Writing covered call options may limit the Fund's gain on portfolio investments if the option is exercised because the Fund will have to sell the underlying investments below the current market price. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

SHORT-TERM TRADING
Securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed income securities or changes in the investment objectives of investors.

INVESTMENT RESTRICTIONS
The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1) Borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

(2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

    with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(9) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

In regard to restriction (5)(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund's shareholders. Upon the Board's approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policy limitation set forth above and any restrictive covenants under a credit facility agreement.

--------------------------------------------------------------------------------
 10

--------------------------------------------------------------------------------

Trustees and officers

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "independent Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

                                                                                    NUMBER OF
                                                                                PORTFOLIOS IN
                                      TERM OF OFFICE                             FUND COMPLEX                 OTHER
NAME AND                 POSITION(S)      AND LENGTH   PRINCIPAL OCCUPATION(S)    OVERSEEN BY         DIRECTORSHIPS
DATE OF BIRTH          WITH THE FUND      OF SERVICE    DURING PAST FIVE YEARS     TRUSTEE(1)                  HELD
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
James B. Hawkes       Trustee(2) and  Since 10/5/05   Chairman and Chief             162       Director of EVC
11/9/41               Vice President  Three Years     Executive Officer of
                                                      BMR, Eaton Vance, EVC
                                                      and EV; Director of EV;
                                                      Vice President and
                                                      Director of EVD. Trustee
                                                      and/or officer of 162
                                                      registered investment
                                                      companies in the Eaton
                                                      Vance Fund Complex. Mr.
                                                      Hawkes is an interested
                                                      person because of his
                                                      positions with BMR,
                                                      Eaton Vance, EVC and EV,
                                                      which are affiliates of
                                                      the Fund.
INDEPENDENT TRUSTEES
Benjamin C. Esty      Trustee(2)      Since 10/14/05  Roy and Elizabeth              162       None
1/2/63                                Three Years     Simmons Professor of
                                                      Business Administration,
                                                      Harvard University
                                                      Graduate School of
                                                      Business Administration
                                                      (since 2003). Formerly
                                                      Associate Professor,
                                                      Harvard University
                                                      Graduate School of
                                                      Business Administration
                                                      (2000-2003).
Samuel L. Hayes, III  Chairman of     Chairman of     Jacob H. Schiff                162       Director of Tiffany
2/23/35               the Board and   the Board and   Professor of Investment                  & Co. (specialty
                      Trustee(2)      Trustee since   Banking Emeritus,                        retailer)
                                      10/14/05 Three  Harvard University
                                      Years           Graduate School of
                                                      Business Administration.
                                                      Director of Yakima
                                                      Products, Inc.
                                                      (manufacturer of
                                                      automotive accessories)
                                                      (since 2001) and
                                                      Director of Telect, Inc.
                                                      (telecommunication
                                                      services company) (since
                                                      2000).

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                                                                              11

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                                                                                    NUMBER OF
                                                                                PORTFOLIOS IN
                                      TERM OF OFFICE                             FUND COMPLEX                 OTHER
NAME AND                 POSITION(S)      AND LENGTH   PRINCIPAL OCCUPATION(S)    OVERSEEN BY         DIRECTORSHIPS
DATE OF BIRTH          WITH THE FUND      OF SERVICE    DURING PAST FIVE YEARS     TRUSTEE(1)                  HELD
-------------------------------------------------------------------------------------------------------------------
William H. Park       Trustee(3)      Since 10/14/05  Vice Chairman,                 162       None
9/19/47                               Three Years     Commercial Industrial
                                                      Finance Corp. (specialty
                                                      finance company) (since
                                                      2005). Formerly,
                                                      President and Chief
                                                      Executive Officer, Prizm
                                                      Capital Management, LLC
                                                      (investment management
                                                      firm) (2002-2005),
                                                      Executive Vice President
                                                      and Chief Financial
                                                      Officer, United Asset
                                                      Management Corporation
                                                      (a holding company
                                                      owning institutional
                                                      investment management
                                                      firms (1982-2001).
Ronald A. Pearlman    Trustee(3)      Since 10/14/05  Professor of Law,              162       None
7/10/40                               Three Years     Georgetown University
                                                      Law Center (since 1999).
Norton A. Reamer      Trustee(4)      Since 10/14/05  President, Chief               162       None
9/21/35                               Three Years     Executive Officer and a
                                                      Director of Asset
                                                      Management Finance Corp.
                                                      (a specialty finance
                                                      company serving the
                                                      investment management
                                                      industry) (since October
                                                      2003). President,
                                                      Unicorn Corporation (an
                                                      investment and financial
                                                      services company) (since
                                                      September 2000).
                                                      Formerly, Chairman and
                                                      Chief Operating Officer,
                                                      Hellman, Jordan
                                                      Management Co., Inc. (an
                                                      investment management
                                                      company) (2000-2003).
                                                      Formerly, Advisory
                                                      Director of Berkshire
                                                      Capital Corporation
                                                      (investment banking
                                                      firm) (2002-2003).
Lynn A. Stout         Trustee(4)      Since 10/14/05  Professor of Law,              162       None
9/14/57                               Three Years     University of California
                                                      at Los Angeles School of
                                                      Law (since July 2001).
                                                      Formerly, Professor of
                                                      Law, Georgetown
                                                      University Law Center.

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 12
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TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                                                                                    NUMBER OF
                                                                                PORTFOLIOS IN
                                      TERM OF OFFICE                             FUND COMPLEX                 OTHER
NAME AND                 POSITION(S)      AND LENGTH   PRINCIPAL OCCUPATION(S)    OVERSEEN BY         DIRECTORSHIPS
DATE OF BIRTH          WITH THE FUND      OF SERVICE    DURING PAST FIVE YEARS     TRUSTEE(1)                  HELD
-------------------------------------------------------------------------------------------------------------------
Ralph F. Verni        Trustee(4)      Since 10/14/05  Consultant and private         162       Director of W.P.
1/26/43                               Three Years     investor (since 2000).                   Carey & Company LLC
                                                                                               (manager of real
                                                                                               estate investment
                                                                                               trusts)

------------
(1)  Includes both master and feeder funds in master-feeder structure.
(2)  Class I Trustees whose term expires in 2007.
(3)  Class II Trustees whose term expires in 2008.
(4)  Class III Trustees whose term expires in 2009.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                            TERM OF OFFICE
                               POSITION(S)      AND LENGTH
NAME AND DATE OF BIRTH       WITH THE FUND      OF SERVICE  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott H. Page           President and       Since 10/5/05   Vice President of Eaton Vance and BMR.
11/30/59                Chief Executive                     Officer of 14 registered investment
                        Officer                             companies managed by Eaton Vance or BMR.
Thomas E. Faust Jr.     Vice President      Since 10/5/05   President of EVC, Eaton Vance, BMR and EV,
5/31/58                                                     and Director of EVC. Chief Investment
                                                            Officer of EVC, Eaton Vance and BMR. Officer
                                                            of 66 registered investment companies and 5
                                                            private investment companies managed by
                                                            Eaton Vance or BMR.
Payson F. Swaffield     Vice President      Since 10/5/05   Vice President of Eaton Vance and BMR.
8/13/56                                                     Officer of 14 registered investment
                                                            companies managed by Eaton Vance or BMR.
Michael W. Weilheimer   Vice President      Since 10/5/05   Vice President of Eaton Vance and BMR.
2/11/61                                                     Officer of 9 registered investment companies
                                                            managed by Eaton Vance or BMR.
Barbara E. Campbell     Treasurer and       Since 10/5/05   Vice President of BMR and Eaton Vance.
6/19/57                 Principal                           Officer of 162 registered investment
                        Financial and                       companies managed by Eaton Vance or BMR.
                        Accounting Officer
Paul M. O'Neil          Chief Compliance    Since 10/5/05   Vice President of Eaton Vance and BMR.
7/11/53                 Officer                             Officer of 162 registered investment
                                                            companies managed by Eaton Vance or BMR.

The Board of Trustees of the Fund has several standing Committees, including the Governance Committee, the Audit Committee, and the Special Committee. Each such Committee is comprised of only independent Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Fund. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

the Board of Trustees and the Committees thereof, including the nomination and selection of independent Trustees and a Chairperson of the Board of Trustees and compensation of such persons.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for independent Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate including evidence the candidate is willing to serve as an independent Trustee if selected for the position and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park and Verni are members of the Audit Committee of the Board of Trustees of the Fund. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each an independent Trustee, as audit committee financial experts.

The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of the Fund.

Messrs. Hayes (Chair), Esty, Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of the Fund service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, or investors therein; and (iii) any other matter appropriate for review by the independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

As of the date of this SAI, the Governance Committee has met four times, the Audit Committee has met three times and the Special Committee has met eight times.

When considering approval of the Advisory Agreement between the Fund and the Adviser, the Special Committee considered, among other things, the following:

+ A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance;

+  Information on the relevant peer group(s) of funds;

+ The economic outlook and the general investment outlook in the relevant investment markets;

+ Eaton Vance's results and financial condition and the overall organization of the Adviser;

+  Arrangements regarding the distribution of Fund shares;

+  The procedures used to determine the fair value of the Fund's assets;

--------------------------------------------------------------------------------
 14

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

+ The allocation of brokerage and the benefits received by the Adviser as the result of brokerage allocation, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

+ Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

+ The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

+ The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

+ The terms of the Advisory Agreement, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

+ Operating expenses (including transfer agency expenses) to be paid to third parties; and

+  Information to be provided to investors, including the Fund's shareholders.

In evaluating the Advisory Agreement between the Fund and Eaton Vance, the Special Committee reviewed material furnished by Eaton Vance at the initial Board meeting held on October 17, 2005, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement.

The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance, and their affiliates, the Special Committee also took into consideration the benefits to shareholders of

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement, including the fee structure (described herein) is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into a Shareholder Services Agreement with UBS Securities LLC, whereby the Adviser (and not the Fund) would pay UBS Securities LLC to provide upon request certain market data and reports to support shareholder services pursuant to the agreement.

SHARE OWNERSHIP
The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2005. None of the Trustees own shares of the Fund since the Fund has not commenced operations.

                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                            DOLLAR RANGE OF    SECURITIES OWNED IN ALL REGISTERED
                                          EQUITY SECURITIES      FUNDS OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                           OWNED IN THE FUND              EATON VANCE FUND COMPLEX
-------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
  James B. Hawkes.......................        None                     over $100,000
INDEPENDENT TRUSTEES
  Benjamin C. Esty......................        None                   $50,001 - $100,000
  Samuel L. Hayes, III..................        None                     over $100,000
  William H. Park.......................        None                     over $100,000
  Ronald A. Pearlman....................        None                     over $100,000
  Norton H. Reamer......................        None                     over $100,000
  Lynn A. Stout.........................        None                     over $100,000*
  Ralph F. Verni........................        None                     over $100,000*

------------
 * Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2005, no independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD.

During the calendar years ended December 31, 2004 and December 31, 2005, no independent Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, or; (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2004 and December 31, 2005 no officer of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD, served on the

--------------------------------------------------------------------------------
 16

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

Board of Directors of a company where an independent Trustee of the Fund or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) For the Fund's fiscal year ending April 30, 2007, it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees. For the year ended December 31, 2005, the Trustees earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1).

SOURCE OF
COMPENSATION OF
INDEPENDENT            BENJAMIN C.    SAMUEL L.   WILLIAM H.     RONALD A.   NORTON H.    LYNN A.     RALPH F.
TRUSTEES                    ESTY**   HAYES, III         PARK      PEARLMAN      REAMER      STOUT      VERNI**
--------------------------------------------------------------------------------------------------------------
Fund*................       $1,254    $  2,035     $  1,215(2)   $  1,209    $  1,285    $  1,282(3)  $  1,246(4)
Fund Complex(1)......     $180,000    $271,248     $180,000(5)   $180,000    $190,000    $190,000(6)  $180,000(7)

------------
 *  Estimated

** Mssers. Esty and Verni were elected on April 29, 2005 and thus the compensation figures listed for the Fund Complex reflect amounts they would have received if they had been Trustees for the full calendar year.

(1) As of April 28, 2006, the Eaton Vance fund complex consisted of 162 registered investment companies or series thereof.

(2)  Includes $1,215 of deferred compensation.

(3)  Includes $355 of deferred compensation.

(4)  Includes $623 of deferred compensation.

(5)  Includes $141,806 of deferred compensation.

(6)  Includes $45,000 of deferred compensation.

(7)  Includes $60,000 of deferred compensation.

PROXY VOTING POLICY. The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's proxy voting policies and procedures (the "Policies") which are attached as Appendix B to this SAI. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board's Special Committee will instruct the Adviser on the appropriate course of action. The Fund's and the Adviser's Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment advisory and other services

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Advisory Agreement with the Adviser continues in effect to October 17, 2007 and from year to year so long as such continuance is approved at least annually
(i) by the vote of a majority of the independent Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.75% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed. Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of average daily total assets of the Fund for the first 5 full years of the Fund's operations, 0.15% of average daily total assets of

--------------------------------------------------------------------------------
 18

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

the Fund in year 6, 0.10% in year 7 and 0.05% in year 8. For this purpose, total assets shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed. Without the reimbursement, total net annual expenses would be estimated to be 2.28% of average daily net assets (or, assuming no issuance of preferred shares or borrowings, 0.94% of average daily net assets) attributable to Common Shares. Eaton Vance may voluntarily reimburse additional fees and expenses but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time.

Eaton Vance is a business trust organized under Massachusetts law. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., Ann E. Berman, John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Dorothy E. Puhy and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Cynthia J. Clemson, Alan R. Dynner, Michael R. Mach, Robert B. Macintosh, Thomas M. Metzold, Scott H. Page, Duncan W. Richardson, G. West Saltonstall, Judith A. Saryan, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

PORTFOLIO MANAGERS. The portfolio managers of the Fund are Scott H. Page, Payson F. Swaffield, and Michael Weilheimer. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of March 31, 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                                                             NUMBER OF   TOTAL ASSETS
                                                                              ACCOUNTS    OF ACCOUNTS
                                                NUMBER                        PAYING A       PAYING A
                                                    OF   TOTAL ASSETS OF   PERFORMANCE    PERFORMANCE
                                              ACCOUNTS         ACCOUNTS*           FEE           FEE*
-----------------------------------------------------------------------------------------------------
SCOTT H. PAGE
Registered Investment Companies**...........        12         $14,028.1             0            $0
Other Pooled Investment Vehicles............         5          $2,953.3             4      $1,191.4
Other Accounts..............................         3          $2,484.6             0            $0
PAYSON F. SWAFFIELD
Registered Investment Companies**...........        12         $14,028.1             0            $0
Other Pooled Investment Vehicles............         5          $2,953.3             4      $1,191.4
Other Accounts..............................         3          $2,484.6             0            $0

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

                                                                             NUMBER OF   TOTAL ASSETS
                                                                              ACCOUNTS    OF ACCOUNTS
                                                NUMBER                        PAYING A       PAYING A
                                                    OF   TOTAL ASSETS OF   PERFORMANCE    PERFORMANCE
                                              ACCOUNTS         ACCOUNTS*           FEE           FEE*
-----------------------------------------------------------------------------------------------------
MICHAEL WEILHEIMER
Registered Investment Companies**...........         5          $8,500.7             0            $0
Other Pooled Investment Vehicles............         0                $0             0            $0
Other Accounts..............................         7            $644.8             0            $0

------------

 *  In millions of dollars.

** For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI. As of December 31, 2005, Scott Page and Michael Weilheimer each beneficially owned over $1,000,000 and Payson Swaffield beneficially owned between $500,000-$1,000,000 of funds in the Eaton Vance Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

COMPENSATION STRUCTURE. Compensation of the Adviser's portfolio managers and other investment professionals has three primary components: (1) a base salary,
(2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The Adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser's employees. Compensation of the Adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

METHOD TO DETERMINE COMPENSATION. The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, emphasis is normally placed on three-year performance, with consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving

--------------------------------------------------------------------------------
 20

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

CODE OF ETHICS
The Adviser and the Fund have adopted a Code of Ethics governing personal securities transactions. Under the Code of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT ADVISORY SERVICES
Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

ADMINISTRATIVE SERVICES
Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

Fund's custodian and transfer agent, providing assistance in connection with the Trustees and shareholders' meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund's business.

Determination of net asset value

The net asset value per Common Share of the Fund is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per Common Share is determined by IBT, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

The Adviser and the Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. In determining the fair value of a debt security, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities;
(v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Adviser's Valuation Committee and the Fund's Trustees.

The Adviser uses an independent pricing service to value most loans, and other debt securities at their market value. The Adviser may use the fair value method to value loans or other securities if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

--------------------------------------------------------------------------------
 22

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

The Trustees have approved and monitor the procedures under which Senior Loans are valued. Senior Loans that meet certain criteria and are deemed to have prices that are readily available and reliable are valued by an independent pricing service. Other Senior Loans are valued at their fair value by the investment adviser. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Portfolio's Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Non-loan holdings (other than certain pooled investment vehicles and debt securities, including short term obligations) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last

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DETERMINATION OF NET ASSET VALUE
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quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Mortgage-backed "pass-through" securities are valued through use of an independent matrix pricing system applied by the Adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

The Fund will value its investments in private investment funds at fair value. As a general matter, the fair value of the Fund's interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund or from a third party if the Fund's interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Fund reasonably believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each private investment fund in accordance with such fund's valuation policies and reported to the Fund by the fund or its manager at the time of such valuation. The values provided by the private investment funds will ordinarily be reviewed by the Adviser. The Fund may not have a private investment fund's reported valuation as of a particular fiscal period end--if, for example, a private investment fund does not report a fiscal period end value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of its investment therein based on any relevant information available at the time of valuation, including the most recent value reported by the private investment fund.

When investing in any private investment fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the private investment fund. As a general matter, such review will include a determination of whether the private investment fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Fund's Board provide that the Adviser will review the valuations provided by private investment fund managers, neither the Adviser nor the Fund's Board will be able to confirm independently the accuracy of valuation calculations provided by the managers.

The Fund's valuation procedures require the Fund and the Adviser to consider relevant information available at the time that the Fund values its investment. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a private investment fund's manager does not represent the fair value of the Fund's interests therein. Although redemptions of interests in private investment funds are usually subject to advance notice requirements, private investment funds will typically make available net asset value information to their investors which represents the price at which, even in the absence of redemption activity, the private investment fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the fund's governing documents, it would be necessary to effect

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 24
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DETERMINATION OF NET ASSET VALUE
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a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular private investment fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular private investment fund. In other cases, as when a private investment fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in private investment fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the private investment fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by private investment funds and managers thereof may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of private investment funds are subject to audit by the funds' independent auditors, and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of private investment funds will be reflected in the Fund's net asset values for the relevant periods. The procedures approved by the Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in private investment funds may be valued at cost. Cost would be used only when determined to best approximate the fair value of the particular investment under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

All other securities and holdings are valued at fair value as determined in good faith by or at the direction of the Trustees.

Portfolio trading

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the

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                                                                              25
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PORTFOLIO TRADING
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execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

The Fund will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, the Adviser will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Fund.

Other fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser's clients in part for providing brokerage and research services to the Adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in,

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 26

PORTFOLIO TRADING
--------------------------------------------------------------------------------

purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, the Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities.

Research Services received by the Advisers may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

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PORTFOLIO TRADING
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In the event that the Adviser executes Fund securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the independent cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser.

The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Directors or Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser. Such companies may also pay cash for such information.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Taxes

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

          (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and
     (b) interests in "qualified publicly traded partnerships" (as defined in the Code).

          (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and

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 28

TAXES
--------------------------------------------------------------------------------

     cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code).

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of
(i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

In order to avoid incurring a 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend incomereceived by the Fund itself. For this purpose, "qualified dividend income"means dividends received by the Fund from certain United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends do not constitute qualified dividend income. Any dividends received by the Fund from REITs are qualified dividend income eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further

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                                                                              29
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TAXES
--------------------------------------------------------------------------------

Congressional action is taken. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income.

Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has currently identified tax treaties between the United States and 52 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American Depositary Receipt in respect of such stock, is considered readily tradable on an established securities market in the Unites States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the Nasdaq Stock Market. A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company.

A dividend (whether paid in cash or reinvested in additional Fund shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes exdividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., on obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

The Fund's investments in options, futures contracts, hedging transactions, forward contracts, other derivative instruments (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in

--------------------------------------------------------------------------------
 30

TAXES
--------------------------------------------------------------------------------

the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options, futures contracts and other derivative instruments in order to enable it to maintain its RIC status.

The Fund believes that its investment strategies, including its investments in deposits of banks, bonds and other debt obligations in foreign denominated currencies and positions in foreign currencies, will generate qualifying income for RIC purposes under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income, which may affect the Fund's status as a RIC for all years to which such regulations are applicable.

Any loss realized by a shareholder upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other substantially identical shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (the "IRS") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax -- even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at current rate of up to 28%. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

--------------------------------------------------------------------------------
 32

TAXES
--------------------------------------------------------------------------------

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. If the Fund issues preferred shares, the Fund will designate dividends made to holders of shares and to holders of those preferred shares in accordance with each class's proportionate share of each item of Fund income (such as net capital gains and other taxable income). A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class.

Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and any applicable preferred shares class will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

STATE AND LOCAL TAXES
Shareholders should consult their own tax advisers as the federal, state or local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other information

The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares. In conformity with the requirements of Section 16(c) of the 1940 Act the Fund will assist such shareholders by providing information as reasonably requested regarding other Fund shareholders.

The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

Independent registered public accounting firm

Deloitte & Touche LLP, Boston, Massachusetts is the independent registered public accounting firm for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

--------------------------------------------------------------------------------
 34

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF THE EATON VANCE CREDIT OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Credit Opportunities Fund (the "Fund") as of May 9, 2006 and the related statement of operations for the period from October 5, 2005 (date of organization) through May 9, 2006. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eaton Vance Credit Opportunities Fund as of May 9, 2006, and the results of its operations for the period from October 5, 2005 (date of organization) through May 9, 2006 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 10, 2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Eaton Vance Credit Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES
AS OF MAY 9, 2006

ASSETS
  Cash......................................................   $100,000
  Offering costs............................................    500,000
  Receivable from Adviser...................................     15,500
                                                               ========
  Total assets..............................................   $615,500
                                                               ========
LIABILITIES
  Accrued offering costs....................................   $500,000
  Accrued organizational costs..............................     15,500
                                                               ========
  Total liabilities.........................................   $515,500
                                                               ========
Net assets applicable to 5,000 common shares of beneficial
  interest issued and outstanding...........................   $100,000
                                                               ========
NET ASSET VALUE AND OFFERING PRICE PER SHARE................   $  20.00
                                                               ========

STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 5, 2005 (DATE OF ORGANIZATION) THROUGH MAY 9, 2006

INVESTMENT INCOME...........................................   $      --
                                                               ---------
EXPENSES
  Organization costs........................................   $  15,500
  Expense reimbursement.....................................   $ (15,500)
                                                               =========
     Net expenses...........................................   $      --
                                                               ---------
NET INVESTMENT INCOME.......................................   $      --
                                                               ---------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 36

Notes to financial statements

NOTE 1:  ORGANIZATION

The Eaton Vance Credit Opportunities Fund (the "Fund") was organized as a Massachusetts business trust on October 5, 2005, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,000 common shares to Eaton Vance Management (the "Adviser"), the Fund's Investment Adviser.

Eaton Vance Management, or an affiliate, has agreed to reimburse all organizational costs, estimated at approximately $15,500. Eaton Vance Management, or an affiliate, directly provided certain organizational services to the Fund at no expense. The costs of such services are not material.

Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. The total estimated fund offering costs are $535,250, of which the Fund would pay $500,000 and Eaton Vance Management would pay $35,250 based on such estimate.

The Fund is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income with a secondary objective of capital appreciation.

NOTE 2:  ACCOUNTING POLICIES

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

The Fund's share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 12,500,000 common shares or $238,750,000 after taking account of the Fund's sales load.

NOTE 3:  INVESTMENT ADVISORY AGREEMENT

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.75% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of average daily total assets of the Fund for the first 5 full years of the Fund's operations, 0.15% of average daily total assets of the Fund in year 6, 0.10% in year 7 and 0.05% in year 8. This reimbursement is exclusive of the Fund's organizational and offering costs.

NOTE 4:  FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

Description of securities ratings(+)
Moody's Investors Service, Inc.

LONG-TERM DEBT SECURITIES RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

------------

(+) The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

--------------------------------------------------------------------------------
 38

APPENDIX A
--------------------------------------------------------------------------------

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT SECURITIES RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

Standard & Poor's ratings group

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------
 40

APPENDIX A
--------------------------------------------------------------------------------

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

COMMERCIAL PAPER RATING DEFINITIONS

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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                                                                              41
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APPENDIX A
--------------------------------------------------------------------------------

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch ratings

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

L: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR:  Indicates that Fitch does not rate the specific issue.

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APPENDIX A
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CONDITIONAL:  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1' categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                  * * * * * *

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

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                                                                              43

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

Eaton Vance Funds
Proxy voting policy and procedures

I.  OVERVIEW

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III.  DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

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APPENDIX B
--------------------------------------------------------------------------------

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

Eaton Vance Management
Boston Management and Research
Proxy voting policies and procedures

I. INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  OVERVIEW

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service ("Agent") in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund's sub-adviser's proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent's recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, may change at the Advisers' discretion.

III.  ROLES AND RESPONSIBILITIES

A.  PROXY ADMINISTRATOR
The Proxy Administrator will assist in the coordination of the voting of each client's proxy in accordance with the Guidelines below and the Funds' Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

B.  AGENT
An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients' custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4

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 46

APPENDIX B
--------------------------------------------------------------------------------

under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.  PROXY GROUP
The Adviser shall establish a Proxy Group which shall assist in the review of the Agent's recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers' affiliates, may be amended from time to time at the Advisers' discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the
(i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. PROXY VOTING GUIDELINES ("GUIDELINES")

A.  GENERAL POLICIES
It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund's custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund's investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

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                                                                              47

APPENDIX B
--------------------------------------------------------------------------------

B.  PROPOSALS REGARDING MERGERS AND CORPORATE RESTRUCTURINGS
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. PROPOSALS REGARDING MUTUAL FUND PROXIES--DISPOSITION OF
   ASSETS/TERMINATION/LIQUIDATION AND MERGERS
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

D.  CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES
As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.  SOCIAL AND ENVIRONMENTAL ISSUES
The Advisers generally support management on social and environmental proposals.

F.  VOTING PROCEDURES
Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent's recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy

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
APPENDIX B
--------------------------------------------------------------------------------

Administrator will forward the Agent's analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.  RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

+  A copy of the Advisers' proxy voting policies and procedures;

+ Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC's EDGAR database or are kept by the Agent and are available upon request;

+  A record of each vote cast;

+ A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

+ Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A.  ASSESSMENT OF AGENT
The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B.  CONFLICTS OF INTEREST
As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

+ Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

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                                                                              49

APPENDIX B
--------------------------------------------------------------------------------

+ A representative of the Legal and Compliance Department will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.

+ The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

+ If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the "Policies") or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and
   (iii) record the existence of the material conflict and the resolution of the matter.

+ If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

    +  The client, in the case of an individual or corporate client;

    + In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

    + The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent's Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent's written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

--------------------------------------------------------------------------------
 50

                     EATON VANCE CREDIT OPPORTUNITIES FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                                           , 2006

                             ---------------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                   PFPC Inc.
                                 P.O. Box 43027
                           Providence, RI 02940-3027

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             Deloitte & Touche LLP
                              200 Berkeley Street
                                Boston, MA 02116

                                     PART C

                                OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)  FINANCIAL STATEMENTS:

     Included in Part A:

     Not applicable.

     Included in Part B:

     Report of Independent Registered Public Accounting Firm
     Statement of Assets and Liabilities
     Notes to Financial Statement

(2)  EXHIBITS:

     (a) Agreement and Declaration of Trust dated October 5, 2005 is incorporated herein by reference to the Registrant's initial Registration Statement on Form N-2 (File Nos. 333-128887 and 811-21820) as to the Registrant's common shares of beneficial interest ("Common Shares") filed with the Securities and Exchange Commission on October 7, 2005 (Accession No. 0000898432-05-000850) ("Initial Common Shares
         Registration Statement").

     (b) By-Laws are incorporated herein by reference to the Registrant's Initial Common Shares Registration Statement.

     (c) Not applicable.

     (d) Form of Specimen Certificate for Common Shares of Beneficial Interest incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement as filed with the Commission on April 24, 2006 (Accession No. 000050135-06-002549) ("Pre- Effective Amendment No. 1).

     (e) Dividend Reinvestment Plan filed herewith.

     (f) Not applicable.

     (g) Investment Advisory Agreement dated October 17, 2005 incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

     (h) (1)  Form of Underwriting Agreement filed herewith.

         (2) Form of Master Agreement Among Underwriters incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

         (3) Form of Master Selected Dealers Agreement incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

     (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

     (j) (1) Master Custodian Agreement with Investors Bank & Trust Company dated October 17, 2005 incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

         (2) Extension Agreement dated August 31, 2005 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
              (j)(2) to Pre-Effective Amendment No. 2 of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (File Nos. 333-123961, 811-21745) filed with the Commission on September 26, 2005 (Accession No. 0000950135-05-005528) and incorporated herein by reference.

         (3) Delegation Agreement dated December 11, 2000, with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-05808) filed April 3, 2002 (Accession No.
              0000940394-01-500126) and incorporated herein by reference.

     (k) (1) Supplement to the Transfer Agency and Services Agreement dated October 17, 2005 incorporated herein by reference to the Registrant's Pre- Effective Amendment No. 1.

         (2) Transfer Agency and Services Agreement as amended and restated on June 16, 2005, filed as Exhibit (k)(2) to the Pre-Effective Amendment No. 1 of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (File Nos. 333-123961 and 811-21745) filed with the Commission on August 24, 2005 (Accession No.
              0000950135-05-004937) and incorporated herein by reference.

         (3) Administration Agreement dated October 17, 2005 incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

         (4)  Organizational and Expense Reimbursement Agreement filed herewith.

         (5) Form of Structuring Fee Agreement incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

         (6) Form of Additional Compensation Agreement incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

     (l) Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP as to Registrant's Common Shares filed herewith.

     (m) Not applicable.

     (n) Consent of Independent Registered Public Accounting Firm filed herewith.

     (o) Not applicable.

     (p) Letter Agreement with Eaton Vance Management filed herewith.

     (q) Not applicable.

     (r) (1) Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised February 1, 2006 filed as Exhibit (p)(1) to the Post-Effective Amendment No. 94 of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) filed January 27, 2006 (Accession No. 0000940394-06-000125) and incorporated herein by reference.

     (s) Power of Attorney dated October 17, 2005 incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

ITEM 26. MARKETING ARRANGEMENTS

     See Form of Underwriting Agreement filed herewith.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees                             $21,400.00
National Association of Securities Dealers, Inc. Fees     25,500.00
New York Stock Exchange Fees                              40,000.00
Costs of Printing and Engraving                          250,000.00
Accounting Fees and Expenses                              15,500.00
Legal Fees and Expenses                                  175,000.00
                                                        -----------
Total                                                   $527,400.00
                                                        ===========

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

     Set forth below is the number of record holders as of May 22, 2006, of each class of securities of the Registrant:

Title of Class                 Number of Record Holders
--------------                 ------------------------
Common Shares of Beneficial                1
   interest, par value $0.01
   per share

ITEM 30. INDEMNIFICATION

     The Registrant's By-Laws filed in the Registrant's Initial Common Shares Registration Statement contain, and the form of Underwriting Agreement filed herewith contains, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

     Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to: (i) the information set forth under the caption Investment advisory and other services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33. MANAGEMENT SERVICES

     Not applicable.

ITEM 34. UNDERTAKINGS

     1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. Not applicable.

     3. Not applicable.

     4. Not applicable.

     5. The Registrant undertakes that:

          a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

          b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                  [Remainder of page intentionally left blank]

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of Eaton Vance Credit Opportunities Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                  [Remainder of page intentionally left blank]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 22nd day of May 2006.

                                        EATON VANCE CREDIT OPPORTUNITIES FUND


                                        By: /s/ Scott H. Page
                                            ------------------------------------
                                            Scott H. Page
                                            President and Chief Executive
                                            Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                     Title                                   Date
---------                     -----                                   ----

/s/ Scott H. Page             President and Chief Executive Officer   May 22, 2006
---------------------------
Scott H. Page


/s/ Barbara E. Campbell       Treasurer and Principal Financial and   May 22, 2006
---------------------------   Accounting
Barbara E. Campbell


/s/ James B. Hawkes           Trustee                                 May 22, 2006
---------------------------
James B. Hawkes


Benjamin C. Esty*             Trustee                                 May 22, 2006
---------------------------
Benjamin C. Esty


Samuel L. Hayes, III*         Trustee                                 May 22, 2006
---------------------------
Samuel L. Hayes, III


William H. Park*              Trustee                                 May 22, 2006
---------------------------
William H. Park


Ronald A. Pearlman*           Trustee                                 May 22, 2006
---------------------------
Ronald A. Pearlman


Norton H. Reamer*             Trustee                                 May 22, 2006
---------------------------
Norton H. Reamer


Lynn A. Stout*                Trustee                                 May 22, 2006
---------------------------
Lynn A. Stout


Ralph F. Verni*               Trustee                                 May 22, 2006
---------------------------
Ralph F. Verni


*By: /s/ Alan R. Dynner
     ----------------------
     Alan R. Dynner
     (As Attorney-in-Fact)

                                INDEX TO EXHIBITS

(e)    Dividend Reinvestment Plan

(h)(1) Form of Underwriting Agreement

(k)(4) Organizational and Expense Reimbursement Agreement

(l)    Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP

(n)    Consent of Independent Registered Public Accounting Firm

(p)    Letter Agreement with Eaton Vance Management